Exhibit 3.1

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                               ICICI Bank Limited


                                     BARODA





                                  -------------






                            MEMORANDUM OF ASSOCIATION

                                       AND

                             ARTICLES OF ASSOCIATION


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                        Certified up-to-date and correct
                             For ICICI Bank Limited

                                 Bhashyam Seshan
                                Company Secretary

                               Co. No. 04 - 21012

                Fresh Certificate of Incorporation Consequent on

                            C H A N G E  O F  N A M E

                                In the OFFICE OF
                           THE REGISTRAR OF COMPANIES
                                    GUJARAT,
                             DADRA AND NAGAR HAVELI.
                   [Under the Companies Act. 1956 (1 of 1956)]

IN THE MATTER OF

         ICICI BANKING CORPORATION LIMITED
           ---------------------------------------------------------------------


I hereby certify that

         ICICI BANKING CORPORATION LIMITED
           ---------------------------------------------------------------------


which was originally incorporated on 05/01/1994 under the Companies Act. 1956 and under the name

         ICICI BANKING CORPORATION LIMITED
           ---------------------------------------------------------------------


having duly passed the necessary resolution in terms of Section 21/31/44 of the Companies Act. 1956. on 14/06/1999 and the approval of the Central Government signifies in writing having been accorded thereto by the Registrar of Companies, Gujarat, vide nis letter dated 10/09/1999 in terms of Government of India, Ministry of Law, Justice & Company Affairs, (Department of Company Affairs) Notification No. GSR 507(E) dated 24-06-1985 the name of the said Company is this day changed to

         ICICI BANK LIMITED
           ---------------------------------------------------------------------


and this certificate is issued pursuant to section 23(1) of the said Act.
         Given under my hand at AHMEDABAD.

Dated this 10/09/1999

Certified True Copy                            (S.S. BALANI)
For ICICI Bank Limited                REGISTRAR OF COMPANIES, GUJARAT
/s/ Hoshi D. Bhagwagar                      DADRA & NAGAR HAVELI.
Hoshi D. Bhagwagar
Deputy Company Secretary

                                                        INDEX
                                                                  .......  .....  .....   Page
Memorandum of association                                         .......  .....  .....    1-6
ARTICLES OF ASSOCIATION                                           .......  .....  .....   7-46
     Table A Excluded                                             .......  .....  .....      7
     Interpretation                                               .......  .....  .....      7
     Preliminary                                                  .......  .....  .....      8
     Capital                                                      .......  .....  .....      9
     Underwriting Commission                                      .......  .....  .....     11
     Certificates                                                 .......  .....  .....     11
     Calls                                                        .......  .....  .....     12
     Forfeiture, Surrender and Lien                               .......  .....  .....     13
     Transfer and Transmission of Shares                          .......  .....  .....     14
     Conversion of Shares into Stock                              .......  .....  .....     16
     Increase, Reduction and Alteration of Capital                .......  .....  .....     17
     Modification of Class Rights                                 .......  .....  .....     18
     Joint Holders                                                .......  .....  .....     18
     Borrowing Powers                                             .......  .....  .....     19
     Meetings                                                     .......  .....  .....     20
     Proceedings at General Meeting                               .......  .....  .....     22
     Votes of Members                                             .......  .....  .....     24
     Directors                                                    .......  .....  .....     25
     Rotation of Directors                                        .......  .....  .....     29
     Chairman - Executive Chairman - Chairman and Managing
       Director - Managing Director - Whole-time Director         .......  .....  .....     31
     Proceedings of Directors' Meetings                           .......  .....  .....     32
     Powers of Directors                                          .......  .....  .....     35
     Minutes                                                      .......  .....  .....     38
     The Seal                                                     .......  .....  .....     38
     Establishment of Reserve Fund                                .......  .....  .....     38
     Dividends                                                    .......  .....  .....     38
     Capitalization                                               .......  .....  .....     40
     Accounts                                                     .......  .....  .....     41
     Audit                                                        .......  .....  .....     42
     Notices                                                      .......  .....  .....     43
     Winding up                                                   .......  .....  .....     44
     Secrecy Clause                                               .......  .....  .....     45
     Indemnity and Responsibility                                 .......  .....  .....     45


                                                         II

                                                      ABSTRACT
                                                         OF
                                               ARTICLES OF ASSOCIATION
                                                         OF
                                                 ICICI Bank Limited

                                                                                          Article    Page

                                                  TABLE A EXCLUDED

     Table A not to apply
       (except as expressly provided in these presents)           .......  .....  .....      1         7
     Company to be governed by these Articles                     .......  .....  .....      2         7

                                                   INTERPRETATION

     "Interpretation" Clause                                      .......  .....  .....      3         7
     "The Act" or "the said Act"                                  .......  .....  .....      3         7
     "Board", "Board of Directors"                                .......  .....  .....      3         7
     "Banking Act"                                                .......  .....  .....      3         7
     "The Company"                                                .......  .....  .....      3         7
     "Directors"                                                  .......  .....  .....      3         7
     "Financial Year"                                             .......  .....  .....      3         7
     "ICICI"                                                      .......  .....  .....      3         7
     "Members"                                                    .......  .....  .....      3         7
     "Month"                                                      .......  .....  .....      3         7
     "The Office"                                                 .......  .....  .....      3         7
     "These presents"                                             .......  .....  .....      3         7
     "The Register"                                               .......  .....  .....      3         7
     "The Registrar"                                              .......  .....  .....      3         7
     "Regulatory Agencies"                                        .......  .....  .....      3         7
     "Reserve Bank"                                               .......  .....  .....      3         8
     "The said Acts"                                              .......  .....  .....      3         8
     "The Seal"                                                   .......  .....  .....      3         8
     "In Writing" or "Written"                                    .......  .....  .....      3         8
     Singular number                                              .......  .....  .....      3         8
     Gender                                                       .......  .....  .....      3         8
     Persons                                                      .......  .....  .....      3         8
     Expressions in the Act to bear the same meaning in Articles  .......  .....  .....      3         8
     Marginal notes                                               .......  .....  .....      3         8

                                                     PRELIMINARY

     Copies of Memorandum and Articles of Association, etc., to
       be furnished                                               .......  .....  .....      4         8


                                                         III


                                                       CAPITAL
     Capital                                                      .......  .....  .....      5         8
     Power to increase or reduce capital                          .......  .....  .....      5         8
     Power to issue Redeemable Preference Shares                  .......  .....  .....      5         8
     Register of Members and Debenture-holders                    .......  .....  .....      6         9
     Closure of Regist4er of Members, etc.                        .......  .....  .....      7         9
     Foreign Register                                             .......  .....  .....      8         9
     Inspection of Register of Members, Debenture-holders, etc.   .......  .....  .....      9         9
     Extracts or Copy of Register, etc.                           .......  .....  .....      9         9
     The Company to send copy of Register, etc.                   .......  .....  .....      9         9
     Nature and numbering of shares                               .......  .....  .....     10         9
     Shares to be numbered progressively and no share to be
       subdivided                                                 .......  .....  .....     10         9
     Restriction on allotment                                     .......  .....  .....     11         9
     Shares at the disposal of the Directors                      .......  .....  .....     12         9
     Directors may allot shares as fully paid-up or partly
       paid-up                                                    .......  .....  .....     13         9
     Unclassified shares                                          .......  .....  .....     14        10
     Issue of shares by General Meeting                           .......  .....  .....     15        10
     Acceptance of shares                                         .......  .....  .....     16        10
     Deposit and calls, etc., to be debt payable immediately      .......  .....  .....     17        10
     Issue of shares at a discount                                .......  .....  .....     18        10
     Instalments on shares                                        .......  .....  .....     19        10
     Calls on shares of the same class to be on uniform basis     .......  .....  .....     20        10
     Company not bound to recognize any interest in shares
       other than that of the registered holders                  .......  .....  .....     21        10
     Company's funds may not be applied in purchase or lent on
       shares of the Company                                      .......  .....  .....     22        10

                                               UNDERWRITING COMMISSION

     Commission for subscribing to shares                         .......  .....  .....     23        11

                                                    CERTIFICATES

     Issue of certificates                                        .......  .....  .....     24        11
     Delivery of share certificates                               .......  .....  .....     24        11
     Issue of new certificate in place of one defaced, lost or
       destroyed                                                  .......  .....  .....     25        11
     Manner of issue, renewal, etc., of certificate               .......  .....  .....     25        11
     Fractional certificates                                      .......  .....  .....     26        11


                                                         IV


                                                        CALLS

     Calls                                                        .......  .....  .....     27        12
     Call to date from resolution                                 .......  .....  .....     28        12
     Notice of call                                               .......  .....  .....     29        12
     Directors may extend time                                    .......  .....  .....     30        12
     Amount payable at fixed time or by instalments as calls      .......  .....  .....     31        12
     When interest on call instalment payable                     .......  .....  .....     32        12
     Partial payment not to preclude forfeiture                   .......  .....  .....     33        12
     Payment in advance of calls may carry interest               .......  .....  .....     34        12
     Members not entitled to privileges of membership until all
       calls are paid                                             .......  .....  .....     35        12
     Evidence in actions by company against shareholders          .......  .....  .....     36        12

                                             FORFEITURE, SURRENDER AND LIEN

     If call or instalment not paid, notice must be given         .......  .....  .....     37        13
     Form of notice                                               .......  .....  .....     38        13
     In default of payment, shares may be forfeited               .......  .....  .....     39        13
     Entry of forfeiture on Register of Members                   .......  .....  .....     40        13
     Forfeited shares to be property of the Company and may be
       sold, etc.                                                 .......  .....  .....     41        13
     Power to annul forfeiture                                    .......  .....  .....     42        13
     Effect of forfeiture                                         .......  .....  .....     43        13
     Shareholders liable to pay money and interest owing at the
       time of forfeiture                                         .......  .....  .....     44        13
     Certificate of forfeiture                                    .......  .....  .....     45        13
     Title of purchaser and allotee of forfeited share            .......  .....  .....     46        13
     Cancellation of share certificates in respect of forfeited
       shares                                                     .......  .....  .....     47        13
     Application of forfeiture provisions                         .......  .....  .....     48        14
     Company's lien on shares                                     .......  .....  .....     49        14
     As to enforcing lien by sale                                 .......  .....  .....     50        14
     Application of proceeds of sale                              .......  .....  .....     51        14
     Surrender of shares                                          .......  .....  .....     52        14

                                         TRANSFER AND TRANSMISSION OF SHARES

     Register of transfers                                        .......  .....  .....     53        14
     Transfer not to be registered except on production of
       instrument of transfer                                     .......  .....  .....     54        14
     Transfer by legal representative                             .......  .....  .....     55        14
     Application for transfer                                     .......  .....  .....     56        14
     Company's power to refuse transfer                           .......  .....  .....     57        15


                                                         V


     Transferor liable until the transferee entered on Register   .......  .....  .....     58        15
     Directors may refuse to register transfer                    .......  .....  .....     59        15
     Notice of refusal to transferee and transferor               .......  .....  .....     60        15
     Transfer to minor, etc.                                      .......  .....  .....     61        15
     Custody of transfer deeds                                    .......  .....  .....     62        15
     Title to shares of deceased holder                           .......  .....  .....     63        15
     Registration of persons entitled to shares otherwise than
       by transfer (Transmission Clause)                          .......  .....  .....     64        16
     Refusal to register nominee                                  .......  .....  .....     65        16
     Board may require evidence of transmission                   .......  .....  .....     66        16
     Fee on transfer or transmission                              .......  .....  .....     67        16
     The Company not liable for disregard of a notice
       prohibiting registration of transfer                       .......  .....  .....     68        16

                                           CONVERSION OF SHARES INTO STOCK

     Conversion of shares into stock and reconversion             .......  .....  .....     69        16
     Transfer of stock                                            .......  .....  .....     70        16
     Rights of stockholders                                       .......  .....  .....     71        16
     Share regulations to apply                                   .......  .....  .....     72        17

                                    INCREASE, REDUCTION AND ALTERATION OF CAPITAL

     Increase of capital                                          .......  .....  .....     73        17
     On what conditions new shares may be issued                  .......  .....  .....     74        17
     Further issue of capital                                     .......  .....  .....     75        17
     Shares under control of General Meeting                      .......  .....  .....     76        17
     Same as original capital                                     .......  .....  .....     77        17
     Reduction of capital                                         .......  .....  .....     78        18
     Division and subdivision of shares                           .......  .....  .....     79        18
     Directors' discretion regarding subdivision                  .......  .....  .....     80        18

                                            MODIFICATION OF CLASS RIGHTS

     Power to modify right of different classes of shareholders
       and the rights of dissentient shareholders                 .......  .....  .....     81        18

                                                    JOINT-HOLDERS

     Joint-holders                                                .......  .....  .....     82        18
     Company may refuse to register more than three persons       .......  .....  .....     82        18
     Joint and several liability for all payments in respect of
       shares                                                     .......  .....  .....     82        18


                                                         VI


     Title of survivors                                           .......  .....  .....     82        18
     Receipt of the one joint-holder sufficient                   .......  .....  .....     82        18
     Delivery of certificates and giving notice to first-named
       holder                                                     .......  .....  .....     82        18
     Votes of joint-holders                                       .......  .....  .....     82        18

                                                  BORROWING POWERS

     Power to borrow                                              .......  .....  .....     83        19
     Bonds, debentures, etc., to be subject to the control of
       Directors                                                  .......  .....  .....     84        19
     Securities may be assignable free from equities              .......  .....  .....     85        19
     Issue of bonds, debentures, etc., at discount, etc., or
       with special privilege                                     .......  .....  .....     86        19
     Mortgage of uncalled capital                                 .......  .....  .....     87        19
     Register of charges                                          .......  .....  .....     88        19

                                                      MEETINGS

     Annual General Meeting                                       .......  .....  .....     89        20
     Extraordinary General Meetings                               .......  .....  .....     90        20
     Calling of Extraordinary General Meetings                    .......  .....  .....     91        20
     Notice of Meeting                                            .......  .....  .....     92        20
     Contents and manner of service of notice and persons on
       whom it is to be served                                    .......  .....  .....     93        21
     Omission to give notice not to invalidate the proceedings
       at the meeting                                             .......  .....  .....     93        21
     Business at the Annual General Meeting                       .......  .....  .....     94        21
     Explanatory Statement to be annexed to the notice            .......  .....  .....     94        21
     Ordinary and Special Resolutions                             .......  .....  .....     95        22
     Resolutions requiring Special Notice                         .......  .....  .....     96        22

                                           PROCEEDINGS AT GENERAL MEETING

     Quorum at General Meeting                                    .......  .....  .....     97        22
     Business confined to election of Chairman whilst Chair
       vacant                                                     .......  .....  .....     98        22
     Chairman of General Meeting                                  .......  .....  .....     99        22
     Proceedings when quorum not present                          .......  .....  .....    100        22
     Adjournment of meeting                                       .......  .....  .....    101        22
     What is to be evidence of the passing of resolution where
       poll not demanded                                          .......  .....  .....    102        23
     Demand for poll                                              .......  .....  .....    103        23
     Time of taking poll                                          .......  .....  .....    104        23
     Right of Member to use his votes differently                 .......  .....  .....    105        23
     Scrutineers at poll                                          .......  .....  .....    106        23
     Manner of taking poll and result thereof                     .......  .....  .....    107        23


                                                         VII


     Motion how decided in case of equality of votes              .......  .....  .....    108        23
     Demand for poll not to prevent transaction of other
       business                                                   .......  .....  .....    109        23
     Minutes of General Meeting                                   .......  .....  .....    110        23
     Inspection of Minutes Books                                  .......  .....  .....    111        23
     Copies of Minutes                                            .......  .....  .....    112        24

                                                   VOTES OF MEMBERS

     Votes                                                        .......  .....  .....    113        24
     Voting by Members of unsound mind                            .......  .....  .....    114        24
     Voting by Body Corporates                                    .......  .....  .....    115        24
     Votes in respect of shares of deceased Members               .......  .....  .....    116        24
     Qualification of proxy                                       .......  .....  .....    117        24
     Votes may be given by proxy or attorney                      .......  .....  .....    118        24
     Execution of instrument of proxy                             .......  .....  .....    119        24
     Deposit of instruments of appointment and inspection         .......  .....  .....    120        24
     Custody of the instrument                                    .......  .....  .....    121        25
     Validity of votes given by proxy notwithstanding death of
       Member, etc.                                               .......  .....  .....    122        25
     Time for objections to votes                                 .......  .....  .....    123        25
     Chairman of any meeting to be the judge of validity of any
       vote                                                       .......  .....  .....    124        25
     Equal rights of Members                                      .......  .....  .....    125        25

                                                      DIRECTORS
     Number of Directors                                          .......  .....  .....    126        25
     First-Directors                                              .......  .....  .....    127        25
     Non rotational Directors                                     .......  .....  .....    128        25
     Debenture Director                                           .......  .....  .....    129        26
     Alternate Director                                           .......  .....  .....    130        26
     Share qualification                                          .......  .....  .....    131        26
     Remuneration of Directors                                    .......  .....  .....    132        26
     Directors, not bona fide residents of the place where a
       meeting is held, may receive extra compensation            .......  .....  .....    133        26
     Extra remuneration to Directors for special work             .......  .....  .....    134        26
     Additional Director                                          .......  .....  .....    135        26
     Casual vacancy                                               .......  .....  .....    136        26
     Directors may act notwithstanding vacancy                    .......  .....  .....    137        26
     Office of Directors becoming vacant                          .......  .....  .....    138        27
     Period from which disqualification to take effect            .......  .....  .....    138        27
     Disclosure of interest by Director                           .......  .....  .....    139        27


                                                        VIII


     Interested Director not to participate or vote in Board
       Meetings                                                   .......  .....  .....    140        28
     Directors may be Directors of companies promoted by the
       Company                                                    .......  .....  .....    141        29
     Disclosures by Director on appointment                       .......  .....  .....    141        29
     Register of Directors, etc.                                  .......  .....  .....    141        29
     Director to give notice of his shareholdings                 .......  .....  .....    141        29
     Disclosure by Director of interest in any other company,
       etc.                                                       .......  .....  .....    141        29

                                                ROTATION OF DIRECTORS

     Directors to retire annually how determined                  .......  .....  .....    142        29
     Which Directors to retire                                    .......  .....  .....    143        29
     Re-election                                                  .......  .....  .....    144        29
     Company to fill up vacancy                                   .......  .....  .....    145        29
     Retiring Directors to remain in office till successors
       appointed                                                  .......  .....  .....    146        29
     Appointment of Directors to be voted on individually         .......  .....  .....    147        29
     Company may increase or reduce the number of Directors       .......  .....  .....    148        30
     Right of persons other than retiring Directors to stand
       for Directorship                                           .......  .....  .....    149        30
     Removal of Directors                                         .......  .....  .....    150        30

                          CHAIRMAN - EXECUTIVE CHAIRMAN - CHAIRMAN AND MANAGING DIRECTOR -
                                       MANAGING DIRECTOR - WHOLE-TIME DIRECTOR

     Board may appoint Chairman,Managing Director(s) or
       Whole-time Director(s)                                     .......  .....  .....    151        31
     What provisions they will be subject to                      .......  .....  .....    151        31
     Remuneration of Managing or Whole-time Director(s)           .......  .....  .....    151        32

                                         PROCEEDINGS OF DIRECTORS' MEETINGS

     Meeting of Directors                                         .......  .....  .....    152        32
     When meeting to be convened                                  .......  .....  .....    153        32
     Notice of meetings                                           .......  .....  .....    154        32
     Quorum and its competence to exercise powers                 .......  .....  .....    155        32
     Procedure where meetings adjourned for want of quorum        .......  .....  .....    156        32
     Directors may appoint Committees                             .......  .....  .....    157        33
     Meetings of Committees how to be governed                    .......  .....  .....    158        33
     Chairman to preside over meetings of Board                   .......  .....  .....    159        33
     Questions at Board Meetings to be decided                    .......  .....  .....    159        33
     Powers to be exercised at meeting                            .......  .....  .....    160        33


                                                         IX


     Certain powers to be exercised by Board at meeting only      .......  .....  .....    161        33
     Consent of the Company necessary for exercise of certain
       powers                                                     .......  .....  .....    162        34
     Acts of Board or Committees valid notwithstanding defect
       of appointment                                             .......  .....  .....    163        34
     Resolution by circular                                       .......  .....  .....    164        34
     Reconstitution of the Board                                  .......  .....  .....    165        35

                                                 POWERS OF DIRECTORS

     General powers of Company vested in Directors                .......  .....  .....    166        35
     Specific powers given to Directors                           .......  .....  .....    167        35
     To pay costs of incorporation                                .......  .....  .....    167        35
     Seal abroad                                                  .......  .....  .....    167        35
     Acquitting properties, rights, etc.                          .......  .....  .....    167        35
     To pay for property                                          .......  .....  .....    167        35
     To insure properties                                         .......  .....  .....    167        35
     To open bank accounts                                        .......  .....  .....    167        35
     To secure contracts by mortgage                              .......  .....  .....    167        36
     To attach conditions                                         .......  .....  .....    167        36
     To accept surrender of shares                                .......  .....  .....    167        36
     To appoint trustees                                          .......  .....  .....    167        36
     To institute, act, conduct legal proceedings                 .......  .....  .....    167        36
     To refer to arbitration                                      .......  .....  .....    167        36
     To act in matters of bankruptcy and insolvency               .......  .....  .....    167        36
     To give receipts                                             .......  .....  .....    167        36
     To determine who shall be entitled to sign on Company's
       behalf                                                     .......  .....  .....    167        36
     To invest moneys                                             .......  .....  .....    167        36
     To give security by way of indemnity                         .......  .....  .....    167        36
     To give interest in particular business or transaction,
       etc.                                                       .......  .....  .....    167        36
     To provide for the welfare of employees, etc.                .......  .....  .....    167        36
     To subscribe to charitable funds                             .......  .....  .....    167        36
     To establish revenue fund                                    .......  .....  .....    167        37
     To appoint officers, etc.                                    .......  .....  .....    167        37
     To ensure compliance of local laws                           .......  .....  .....    167        37
     To establish Local Boards                                    .......  .....  .....    167        37
     To appoint attorneys                                         .......  .....  .....    167        37
     Delegation of powers                                         .......  .....  .....    167        37
     Subdelegation of powers                                      .......  .....  .....    167        38
     To enter into contracts                                      .......  .....  .....    167        38
     Provisions of the Act to be complied with by Directors       .......  .....  .....    168        38


                                                          X


                                                       MINUTES

     Minutes of proceedings of Board of Directors and Committees  .......  .....  .....    169        38
     By whom Minutes to be signed and effect thereof              .......  .....  .....    170        38

                                                      THE SEAL

     The Seal, its custody and use                                .......  .....  .....    171        38

                                            ESTABLISHMENT OF RESERVE FUND

     Reserve funds                                                .......  .....  .....    172        38

                                                      DIVIDENDS

     Division of profit                                           .......  .....  .....    173        38
     Capital paid up in advance at interest not to earn dividend  .......  .....  .....    174        39
     Dividends in proportion to amount paid up                    .......  .....  .....    175        39
     Declaration of dividend and writing off capitalized
       expenses                                                   .......  .....  .....    176        39
     Power to declare dividend without writing off                .......  .....  .....    176        39
     The Company in General Meeting may declare a dividend        .......  .....  .....    177        39
     No larger dividend than recommended by Directors, etc.       .......  .....  .....    178        39
     Interim dividend                                             .......  .....  .....    179        39
     Retention of dividends                                       .......  .....  .....    180        39
     No Member to receive dividend whilst indebted to the
       Company and Company's right of reimbursement thereof       .......  .....  .....    181        39
     Transfer of shares must be registered                        .......  .....  .....    182        39
     Dividends how remitted                                       .......  .....  .....    183        39
     Unclaimed dividends                                          .......  .....  .....    184        40
     Dividend and call together                                   .......  .....  .....    185        40
     Special provision in reference to dividend                   .......  .....  .....    186        40

                                                   CAPITALIZATION

     Capitalization                                               .......  .....  .....    187        40

                                                      ACCOUNTS

     Accounts                                                     .......  .....  .....    188        41
     Furnishing of statement of accounts and reports              .......  .....  .....    189        41
     Form and contents of Balance Sheet and Profit and Loss
       Account                                                    .......  .....  .....    190        41


                                                         XI


     Authentication of Balance Sheet and other documents -
       copies thereof to be sent to Members                       .......  .....  .....    191        41
     Copies of Balance Sheet, Profit and Loss Account and
       Auditors' Report shall be filed with the Registrar         .......  .....  .....    192        42

                                                        AUDIT

     Accounts to be audited                                       .......  .....  .....    193        42
     Appointment and qualification of Auditors                    .......  .....  .....    194        42
     Branch audit                                                 .......  .....  .....    195        42
     Remuneration of Auditors                                     .......  .....  .....    196        42
     Auditors: their Report, powers and duties                    .......  .....  .....    197        42
     Auditors' right to attend meetings                           .......  .....  .....    198        42
     Additional information in Auditors' Report                   .......  .....  .....    199        43
     Reasons for qualifications in Auditors' Report               .......  .....  .....    200        43
     No qualifying remark in Auditors' Report for
       non-disclosure of certain information                      .......  .....  .....    201        43
     Accounts when audited and approved to be conclusive except
       as to errors discovered within three months                .......  .....  .....    202        43

                                                       NOTICES

     Notice                                                       .......  .....  .....    203        43
     Notice on Members having no registered address               .......  .....  .....    204        43
     Notice on persons acquiring shares on death or insolvency
       of Member                                                  .......  .....  .....    205        43
     Persons entitled to notice of General Meetings               .......  .....  .....    206        44
     Notice by Company and signature thereto                      .......  .....  .....    207        44
     Transferee, etc., bound by prior notices                     .......  .....  .....    208        44
     Notice valid though Member deceased                          .......  .....  .....    209        44

                                                     WINDING UP

     Winding up                                                   .......  .....  .....    210        44
     Distribution of assets                                       .......  .....  .....    211        44
     Distribution in specie or kind                               .......  .....  .....    212        44
     Right of shareholders in case of sale                        .......  .....  .....    213        44

                                                   SECRECY CLAUSE

     Secrecy clause                                               .......  .....  .....    214        45

                                            INDEMNITY AND RESPONSIBILITY

     Directors' and others' right to indemnity                    .......  .....  .....    215        45

                                                                Special Adhesive
                                                                 Stamp Rs. 100/-
                                                                      14.12.1993

                               COMPANIES ACT, 1956
                            COMPANY LIMITED BY SHARES

                            MEMORANDUM OF ASSOCIATION
                                       OF
                               ICICI Bank Limited

    I.    The name of the Company is ICICI Bank Limited
    II. The Registered Office of the Company will be situated in the State of Gujarat.
    III.  The objects for which the Company is established are:

A.  THE MAIN OBJECTS TO BE PURSUED BY THE COMPANY ON ITS INCORPORATION ARE:

1. To establish and carry on business of banking in any part of India or outside India.

2. To carry on the business of accepting, for the purpose of lending or investment, of deposits of money repayable on demand or otherwise and withdrawable by cheque, draft, order or otherwise.

3. To borrow, raise or take up money, lend or advance money with or without interest either upon or without security.

4. To draw, make, execute, issue, endorse, negotiate, accept, discount, buy, sell, collect and deal in bills of exchange, hundies, promissory notes, coupons, drafts, bills of lading, railway receipts, warrants, debentures, bonds, mortgage-backed securities, letters of credit or obligations, certificates, scrips and other instruments and securities whether transferable or negotiable or mercantile or not.

5. To grant and issue letters of credit, traveller's cheques and circular notes, buy, sell and deal in bullion and specie.

6. To receive all kinds of bonds, scrips or valuables on deposit or for safe custody or otherwise, provide safe deposit vaults, collect and transmit money, negotiable instruments and all securities.

7. To buy, acquire, issue on commission, deal, sell, dispose of, exchange, convert, underwrite, subscribe, participate, invest in and hold whether on its own account or on behalf of any person, Body Corporate, company, society, firm or association of persons whether incorporated or not, shares, stocks, funds, debentures, debenture stocks, units, promissory notes, bills of exchange, bonds, warrants, participation certificates or participation units, other money market or capital market instruments, obligations and securities and investments of all kinds issued or guaranteed by any government, state, dominion, sovereign body, commission, public body or authority, supreme, local or municipal or company or body, whether incorporated or not or by any person or association.

8. To act as foreign exchange dealer and to buy, sell or otherwise deal in all kinds of foreign currencies including foreign bank notes, foreign currency options, forward covers, swaps of all kinds and to transact for itself or on behalf of any person, Body Corporate, company, society, firm or association of persons whether incorporated or not, all transactions in foreign currencies.

9. To carry on the activities of bill discounting, rediscounting bills, marketing, factoring, dealing in commercial paper, treasury bills, certificate of deposits and other financial instruments.

10. To act as agents for any government or local authority or any other person or persons, carry on agency business of any description including clearing and forwarding of goods, give receipts and discharges and otherwise act as an attorney on behalf of customers, but excluding the business of a managing agent or secretary and treasurer of a company.

11. To contract for public and private loans and advances and negotiate and issue the same.

12. To form, constitute, promote, act as managing and issuing agents, brokers, sub-brokers, prepare projects and feasibility reports for and on behalf of any company, association, society, firm, individual and Body Corporate.

13. To carry on and transact every kind of guarantee and indemnity business.

14. To undertake and execute trusts and the administration of estates as executor or trustee.

15. To act as Registrar and Transfer Agents and Registrar to the Issue, Issue Agents and Paying Agents.

16. To provide custodial and depository services and to do all such things as may be advised, permitted or required for this purpose.

17. To effect, insure, guarantee, underwrite, participate in managing and carrying out of any issue, public or private, of state, municipal or other loans or of shares, stock, debentures or debenture stock of any company, corporation or association and the lending of money for the purpose of any such issue.

18. To issue debit or credit cards to customers or any other person.

19. To provide or assist in obtaining, directly or indirectly, advice or services in various fields such as management, finance, investment, technology, administration, commerce, law, economics, labour, human resources development, industry, public relations, statistics, science, computers, accountancy, taxation, fund management, foreign exchange dealings, quality control, processing, strategic planning and valuation.

20. To do any other form of business which the Government of India, may specify as a form of business in which it is lawful for a banking company to engage.

B.  OBJECTS INCIDENTAL OR ANCILLARY TO THE ATTAINMENT OF THE MAIN OBJECTS:

21. To establish, maintain and operate electronic teller machines for carrying on any of the banking businesses.

22. To acquire and undertake the whole or any part of the business, property and liabilities of any person carrying on any business which the Company is authorized to carry on or possession of property suitable for the purposes of the objects of the Company.

23. To manage, sell and realize any property which may come into the possession of the Company in satisfaction or part satisfaction of any of its claims.

24. To acquire and hold and generally deal with any property or any right, title or interest in any such property which may form the security or part of the security for, any loan or advance or which may be connected with any such security.

25. To establish and support or aid in the establishment and support of associations, institutions, funds, trusts, schools, hospitals, guest-houses, clubs, and conveniences which may be considered to benefit employees or ex-employees of the Company or the dependents or connections of such persons or any other persons, natural or judicial, granting pensions and allowances and making payments towards insurance, subscribing to or guaranteeing moneys for charitable or benevolent objects or for any, exhibition or for any public, general or useful object.

26. To aid and support any person, association, body or movement whose object is solution, settlement or surmounting of industrial or labour problems or the promotion of industry, trade or business of the Company or for the promotion of science and technology, cultural activities, sports, environment, rural development and other social and welfare, activities.

27. To acquire, construct, maintain and alter any building or work necessary or convenient for the purpose of the Company.

28. To sell, improve, manage, develop, exchange, lease, mortgage, dispose of or turn into account or otherwise deal with all or any part of the property and rights of the Company.

29. To acquire by purchase, lease or otherwise any premises for the construction and/or establishment of a safe-deposit vault or vaults and to maintain therein fire-proof and burglar-proof strong rooms, safes and other receptacles for deeds, securities, documents, money, jewelry and valuables of all kinds.

30. To procure the registration, incorporation or recognition of the Company under the laws or regulations of any other place outside India and to pay all costs, charges and expenses incurred or sustained in or about the promotion, incorporation and establishment of the Company or which the Company shall consider to be preliminary, out of the funds of the Company.

31. To promote or procure incorporation, formation or setting up of concerns and undertakings whether as company, Body Corporate, partnership or any other association of persons for engaging in any business and to pay out of the funds of the Company all or any expenses which the Company may lawfully pay for services rendered for formation and registration of any other Company by it, subject to the provisions of the Act.

32. To develop and promote new financing instruments of all kinds whether for the capital or money markets.

33. To acquire and undertake the whole or any part of the business of any person or company, when such business is of a nature enumerated or described hereunder.

34. To commence and carry on activities with a view to encourage savings and investments and participations in income, profits and gains accruing to the Company from the acquisition, holding, management and disposal of securities.

35. To place deposits, keep money with security or otherwise either for or without interest with any person, company, bank, financial and other institution, trust, corporation, local authority, government, cooperative society, HUF or other body (whether incorporated or not).

36. To acquire, hold, manage, buy, sell, exchange, mortgage, charge, lease, license or grant any right or interest in, over or upon any movable or immovable property of any kind, including contingent and reversionary interest in any property.

37. To carry on activities of holding any charter or sponsoring any Act of Legislation and/or to acquire any privilege, monopoly, licence, patent or other right, power from any government or parliament or from any local or any other authority in India or elsewhere and to exercise any powers, rights, or privileges so obtained and in the matters and for the purposes aforesaid to act solely or jointly with any other person, corporation or body and to apply for registration and act as accredited investment advisers to any mutual fund, unit trust with any regulatory authority in India or elsewhere.

38. To apply for and become member of any trade association, commodity exchange, clearing-house, society, company, management association or any other association, professional body, stock exchange, depository trust company whether it be in India or elsewhere and to communicate with various chambers of commerce and other mercantile and public bodies in India or elsewhere, concert and promote measures for the protection and/or promotion of the Company's trade, industry and persons engaged therein.

39. To apply for, purchase or otherwise acquire, protect and renew in India or elsewhere, patents, licences, concessions, patent rights, trade marks, designs, conferring any exclusive or non-exclusive or limited rights to their use of any secret or other information regarding any invention, research which may seem capable of being used for any purpose of the Company and to use, develop or grant licence in respect thereof or otherwise turn to account the rights or information so acquired and expend money in improving any such patents, rights or inventions.

40. To enter into agreements, contracts for, undertake or otherwise arrange for receiving, mailing or forwarding any circular, notice, report, brochure, material, article and thing belonging to any company, corporation, firm, institution or person or persons by means of delivery by hand or otherwise.

41. To purchase, take on lease or licence or in exchange, hire or otherwise acquire any immovable or movable property, rights or privileges which the Company may think necessary or convenient, for any business of the Company and to develop and turn to account and deal with the same and, in particular, any land, tenements, buildings and easements in such manner as may be thought expedient and to construct, reconstruct, maintain and alter any immovable or movable property or works necessary or convenient for the purpose of the Company and to pay for the same either in cash or in shares or securities or otherwise and to sell, let, lease or under lease or otherwise dispose of or grant right over any movable or immovable property belonging to the Company.

42. To manage land, buildings and other property both movable and immovable and to collect rents and income and to supply to tenants, users and occupiers, attendants, servants, waiting-rooms, reading rooms and other conveniences and services as may be necessary.

43. To apply for, promote and obtain any order, directive, instruction, regulation, ordinance and other authorization or enactment of the Central or any state government or any other authority for enabling the Company to put any of its objects to effect or for effecting any modification or change in any of the Company's business or constitutions and to oppose any bill, statute, rule, regulation, guideline, proceeding or application which may seem to prejudice the Company's business or interests.

44. To open, maintain, operate and close account or accounts with any firm or company or with any bank or banks or financial institutions or other financiers and to pay or earn interest and to withdraw money from such account or accounts.

45. To train or pay for the training in India or abroad of any of the Company's employee or any person in the interest of or in furtherance of the Company's objects.

46. To enter into any arrangement with any government or government departments or authorities or any authority that may seem conducive to the attainment of the Company's objects and to obtain from any such government or government departments or authorities any right, privilege, licence and concession necessary or desirable to obtain and to carry out, exercise, use, or comply with any such arrangement, right or privilege or concession.

47. Subject to the provisions of the Companies Act, 1956, to distribute any of the Company's property amongst the Members of the Company.

48. To provide for and furnish or secure to any Member or customer of the Company or to any subscriber to or purchasee or possessor of any publication of the Company or of any coupon or ticket, issued with any publication of the Company, any convenience, advantage, benefit or special privilege, which may seem expedient or necessary, either gratuitously or otherwise.

49. To sell, improve, manage, develop, exchange, lease, give on licence, mortgage, dispose of, or transfer business, property and undertakings of the Company or any part thereof with or without any consideration which the Company may deem fit to accept for attaining the main objects of the Company.

50. To provide for the welfare of employees or ex-employees of the Company or its predecessors in business and the spouse, widow or widower, father (including stepfather), mother (including stepmother), brother (including stepbrother), sister (including stepsister), son (including stepson), daughter (including stepdaughter), son's widow, daughter's widower, deceased son's children, deceased daughter's children or the dependents of such employees or ex-employees by building or contributing to the building of houses or dwellings or by grant of money, pensions, allowances, bonus or other payments or by building or contributing to the building of houses or dwelling or by creating and from time to time subscribing or contributing to provident funds and other associations, institutions, funds or trusts and by providing or subscribing or contributing towards places of instruction and recreation, hospitals and dispensaries, medical and other attendances and to subscribe to, contribute to or otherwise assist charitable, benevolent, national and/or other institutions or objects.

51. To establish, hold or conduct competitions in respect of contribution or information suitable for insertion in any publications of the Company or otherwise for any of the purposes of the Company and to offer and grant prizes, rewards and premiums of such character and on such terms as may be expedient.

52. To refer to or agree to refer any claim, demand, dispute or any other question by or against the Company or in which the Company is interested or concerned and whether between the Company and third parties, to arbitration and to observe and perform and do all acts, matters and things necessary to carry out or enforce the awards.

53. To enter into partnership or into any arrangement for joint ventures in business for sharing profits, union of interest, lease, licence or otherwise, reciprocal concession or cooperate with any person, firm or company or to amalgamate with any person, firm or company carrying on or proposing to carry on any business.

54. To form, promote, subsidize, organize, assist, maintain and conduct or aid in forming, promoting, subsidizing, organizing, assisting, maintaining research laboratories, experimental workshops or conducting studies, research, aiding tests and experiments on scientific, technical, economic, commercial or any other subject and undertake all types of technical, economic and financial investigations and aid or assist or enter into partnership with any institution, university, company, partnership firm or person or persons undertaking or conducting such research, study and provide, subsidize, endow, assist in laboratories, workshops, libraries, meetings, lectures and conferences and by providing for the remuneration of professors or teachers on any subject and by providing for the awards, exhibitions, scholarships, prizes and grants to students or otherwise and generally to encourage, promote and reward studies, researches, investigations, experiments, tests and inventions of any kind.

55. To establish and maintain branches and agencies at any place or places in India or other parts of the world for the conduct of the business of the Company or for the purposes of enabling the Company to carry on its business more efficiently and to exercise all or any of its corporate powers, rights and privileges and to conduct its business in all or any of its branch in the Union of India and in any or all states, territories, possessions, colonies and dependencies and to discontinue and reconstitute any such offices, branches or agencies.

56. To enter into any contract or arrangement for more efficient conduct of the business of the Company or any part thereof and to subcontract any such contract or arrangement.

57. To adopt such means of making known and advertising the business and products of the Company as may be expedient.

58. To issue or allot fully or partly-paid shares in the capital of the Company in payment or part payment of any movable or immovable property purchased or otherwise acquired by the Company or any services rendered to the Company.

59. To insure any of the property, undertaking, contract, risk or obligation of the Company in any manner whatsoever.

60. To make donations either in cash or in kind for such objects or causes as may be directly or indirectly conducive to any of the Company's objects or otherwise expedient.

61. To do all or any of the object set out herein as are incidental or as may be thought conducive to the promotion or advancement of the business of the Company or attainment of the objects of the Company or any of them in India or elsewhere either as principal, agent, trustee, contractor, and either along or in conjunction with others and either by or through agents, contractors, trustees or otherwise and to carry on business which may seem to the Company capable of being conveniently carried on or which is calculated directly or indirectly to enhance the value of or render profitable any of the Company's property or right.

62. To do all such other things as are incidental or conducive to the promotion or advancements of the business of the Company.

And it is hereby declared that:

    (i) the word "company", save when used in reference to this Company in these presents, shall be deemed to include any partnership or other body of persons, whether or not incorporated and whether domiciled in India or elsewhere;

    (ii) the several sub-clauses of this clause and all the powers thereof are to be cumulative and in no case is the generality of any one sub-clause to be narrowed or restricted by any particularity of any other sub-clause nor is any general expression in any sub-clause to be narrowed or restricted by any particularity of expression in the same sub-clause or by the application of any rule of construction ejusdem generies or otherwise;

    (iii) the term "India", when used in this clause unless repugnant to the context, shall include all territories, from time to time, comprised in the Union of India;

    (iv) the Company shall have full power to exercise all or any of the powers conferred by these presents in India and/or any part of the world.

    IV.   The liability of the Members is limited.

    V. The Authorized Share Capital of the Company is Rs. 300,00,00,000/- (Rupees three hundred crore only) divided into 30,00,00,000 equity shares of Rs. 10/- each. The Company has power, from time to time, to increase or reduce its capital and to divide the shares in the capital for the time being into several classes and to attach thereto respectively such preferential, cumulative, convertible, guarantee, qualified or other special rights, privilege, condition or restriction, as may be determined by or in accordance with the Articles of Association of the Company and to vary, modify or abrogate any such right, privilege or condition or restriction in such manner as may for the time being be permitted by the Articles of Association of the Company or the legislative provisions for the time being in force in that behalf.

We, the several persons whose names and addresses are subscribed are desirous of being formed into a Company in pursuance of this Memorandum of Association and we respectively agree to take the number of shares in the capital of the Company set opposite our respective names:

---------------------------------------------------------------------------------------------------------------------
Sr   Name of the Subscriber             Address & Occupation            No. of Shares           Witness
No.  and Signature                      of each Subscriber              taken by each
                                                                        Subscriber
---------------------------------------------------------------------------------------------------------------------
1.   Narayanan Vaghul                   1301, Radhika                   100
     S/o. V. Narayanan                  Off Sayani Road                 (One Hundred)
     Sd/-                               Prabhadevi
     Chairman                           Mumbai 400 025
     ICICI                              Banker

2.   Parampally Vasudeva Maiya          Flat No. 172-B                  100
     S/o. P. Ganapayya Maiya            Jolly Maker Apartments I        (One Hundred)
     Sd/-                               Cuffe Parade
     Executive Director                 Mumbai 400 005
     SCICI                              Bank Executive

3.   Lalita Dileep Gupte                153-C, Mhaskar Building         100
     W/o. Dileep Gupte                  Opp. Ruia Building              (One Hundred)
     Sd/-                               Sir Balachander Road
     Chief General Manager              Matunga
     ICICI                              Mumbai 400 019
                                        Company Executive                                   Mohanraj
                                                                                            S/o. Mishrimal Singhi
4.   Girish Sumanlal Mehta              A-6, ICICI Apartments           100                 Singhi & Co. Advocates,
     S/o. Sumanlal Mehta                P. Balu Marg                    (One Hundred)       7, Premchand House Annexe
     Sd/-                               Prabhadevi                                          Ashram Road,
     Company Secretary                  Mumbai 400 025                                      Ahmedabad 380 009
     ICICI                              Company Executive

5.   Shashikant Harilal Bhojani         A-73, Ocean Gold                100
     S/o. Harilal Bhojani               Twin Tower Lane                 (One Hundred)
     Sd/-                               Prabhadevi
     Corporate Legal Advisor            Mumbai 400 025
     ICICI                              Company Executive

6.   Sethumadhava Rao Ragothaman        C-22, ICICI Apartments          100
     S/o. K. Sethumadhava Rao           P. Balu Marg                    (One Hundred)
     Sd/-                               Prabhadevi
     Deputy General Manager             Mumbai 400 025
     ICICI                              Company Executive

7.   Kalpana Morparia                   A-13, Ocean Gold                100
     W/o. Jaisingh Morparia             Twin Tower Lane                 (One Hundred)
     Sd/-                               Prabhadevi
     Assistant General Manager          Mumbai 400 025
     ICICI                              Company Officer

                            Total number of shares taken                700
                                                                        (Seven Hundred
                                                                        Equity Shares)
---------------------------------------------------------------------------------------------------------------------

Dated this 22nd day of December, 1993.

                                                                Special Adhesive
                                                                Stamp Rs. 30,000
                                                                      14.12.1993

                             ARTICLES OF ASSOCIATION
                                       OF
                               ICICI Bank Limited

                                TABLE A EXCLUDED

     1. The regulations contained in Table A in the Schedule I of the Companies       Table A not to apply
Act, 1956, shall not apply to the Company except so far as the same are               (except as expressly
repeated, contained or expressly made applicable in these presents or by the          provided in these
Act.                                                                                  presents)

     2. (a) The regulations for the management of the Company and for the             Company to be
observance by the Members thereof and their representatives shall, subject as         governed by these
aforesaid and to any exercise of the statutory powers of the Company in               Articles
reference to the repeal or alteration of or addition to its regulations by
Special Resolution, as prescribed or permitted by the Act, be such as are contained in these presents.

        (b) The provisions of the Banking Regulation Act, 1949, shall have effect notwithstanding anything to the contrary contained in the Memorandum and Articles of Association of the Company.

                                 INTERPRETATION

     3. In these presents, unless there be something in the subject or context        "Interpretation" clause
inconsistent therewith:

        "The Act" or "the said Act" means "The Companies Act, 1956" and includes      "The Act" or "the said
        any statutory modification or re-enactment thereof for the time being in      Act"
        force.

        "Board" or "Board of Directors" means the Board of Directors of the           "Board", "Board of
        Company.                                                                      Directors"

        "Banking Act" means the Banking Regulation Act, 1949, and includes any        "Banking Act"
        statutory modification or re-enactment thereof for the time being in force.

        "The Company" means ICICI Bank Limited                                        "The Company"

        "Director" or "Directors" means the Director or Directors of the              "Directors"
        Company.

        "Financial Year" means the period of twelve months of a calendar year         "Financial Year"
        for which accounts, Balance Sheet and Profit and Loss Account have to be prepared by the Company.

        "ICICI" means The Industrial Credit and Investment Corporation of India       "ICICI"
        Limited, a public company incorporated under the Indian Companies Act,
        1913.

        "Members" means the duly registered holder, from time to time, of the         "Members"
        shares of the Company and includes the subscribers to the Memorandum of
        Association but does not include a bearer of a share warrant.

        "Month" means calendar month.                                                 "Month"

        "The Office" means the Registered Office for the time being of the            "The Office"
        Company.

        "These presents" means these Articles of Association as originally            "These presents"
        framed or as altered and amended from time to time.

        "The Register" means the Register of Members kept by the Company              "The Register"
        pursuant to Section 150 (1) of the Act.

        "Registrar" means the Registrar of Companies of the state in which the        "The Registrar"
        Office of the Company is for the time being situated.

        "Regulatory Agencies" means any authority appointed under the Act or the      "Regulatory Agencies"
        Banking Act and includes the Central Government, Company Law Board, the
        Registrar or any other authority appointed under the Act and the Reserve
        Bank of India acting through any of its duly authorized officer under the Banking Act or any other authority authorized to exercise any power under any other law for the time being in force.

                                       7



"Reserve Bank"              "Reserve Bank" means the Reserve Bank of India established under the Reserve Bank of India Act, 1934 (2 of 1934).

"The said Acts"             "The said Acts" means the Act and the Banking Act referred to collectively.

"The Seal"                  "The Seal" means the Common Seal for the time being of the Company.

"In Writing" or             "Writing" or "Written" shall include printing and lithography and any other mode
"Written"                   or modes of representing or reproducing words in a visible form.

Singular number             Words importing the singular number include where the context admits or requires the plural number and vice versa.

Gender                      Words importing the masculine gender only shall include the feminine gender.

Persons                     Words importing persons shall include the Central or state governments, corporations, firms, individuals, trusts, societies, associations and other bodies, whether incorporated or not.

Expression in the Act to    Subject as aforesaid any words or expression defined in the Act except where it is
bear the same meaning       repugnant to the subject or context hereof shall bear the same meaning in these
in Articles                 presents.


Marginal notes              The marginal notes hereto shall not affect the construction or meaning hereof.

                                                 PRELIMINARY

Copies of Memorandum    4.  Copies of the Memorandum and Articles of Association of the Company and every
and Articles of      Agreement and every resolution referred to in Section 192 of the Act) shall be furnished
Association, etc.    to every Member at his request within the period and on payment of such sum as may be
to be furnished      prescribed by the Act.

                                                   CAPITAL

Capital                 5.  (a) The Authorized Share Capital of the Company is Rs. 300,00,00,000/- (Rupees
                     three hundred crore only) divided into 30,00,00,000 equity shares of Rs. 10/- each.

Power to increase           (b) The Company has power from time to time to increase or reduce its capital and
or reduce capital    to divide the shares in the capital for the time being into several classes and to attach thereto, respectively, such preferential, cumulative, convertible, guarantee, qualified or other special rights, privileges, conditions or restrictions, as may be determined by or in accordance with these presents and to vary, modify or abrogate any such right, privileges or conditions or restrictions in such manner as may for the time being be permitted by these presents or the legislative provisions for the time being in force in that behalf.

Power to issue              (c) Subject to the provisions of Section 80(1) of the Act the Company shall have
Redeemable           the power to issue preference shares which are, or at the option of the Company are to
Preference Shares    be, liable to be redeemed.

                            Provided that:

                               (i)   no such shares shall be redeemed except out of profits of the Company which would otherwise be available for dividend or out of the proceeds of a fresh issue of shares made for the purposes of the redemption;

                               (ii)  no such shares shall be redeemed unless they are fully paid;

                               (iii) the premium, if any, payable on redemption must have been provided for out of the profits of the Company or the Company's Share Premium Account
                                     before the shares are redeemed; and

                               (iv)  where any such shares are redeemed otherwise than out of the proceeds of a fresh issue, there shall, out of profits which would otherwise have been available for dividend, be transferred to a reserve fund, to be called the "Capital Redemption Reserve Account", a sum equal to the nominal amount of the shares redeemed and the provisions of the Act relating to the reduction of the share capital of the Company shall, apply as if the Capital Redemption Reserve Account were paid-up share capital of the Company.

                            Subject to the rights of the holders of any other shares entitled by the terms of issue to preferential repayment over the equity shares in the event of winding up of the

                                                            8





        Company, the holders of the equity shares shall be entitled to be repaid the amounts of capital paid up or credited as paid up on such equity shares and all surplus assets thereafter shall belong to the holders of the equity shares in proportion to the amount paid up or credited as paid up on such equity shares respectively at the commencement of the winding up.

     6. The Company shall cause to be kept a Register of Members, an Index of         Register of Members
Members, a Register and Index of Debenture-holders in accordance with Sections        and Debenture-holders
150, 151 and 152 of the Act.

     7. The Directors shall, subject to the provisions of Section 154 of the          Closure of Register of
Act, have power to close the Register of Members or Debenture-holders of the          Members, etc.
Company.

     8. The Company may exercise the powers conferred on it by Section 157 of         Foreign register
the Act with regard to the keeping of a foreign register and the Board may, subject to the provisions of Section 158 of the Act, make and vary such regulations as it may think fit in respect of the keeping of any such Register.

     9.  (a) The Register of Members, the Index of Members, the Register and          Inspection of Register of
Index of Debenture-holders and copies of all Annual Returns prepared under            Members,
Section 159 of the Act together with the copies of certificates and documents         Debenture-holders, etc.
required to be annexed thereto under Section 161 of the Act shall, except when the Register of Members or Debenture-holders is closed under the provisions of the Act or these presents, be kept open to inspection at the Office on any working day between 11.00 a.m. and 1.00 p.m. or such other time as the Board may determine, from time to time, of any Member or Debenture-holder gratis and to inspection of any other person on payment of such sum as may be prescribed by the Act.

         (b) Any such Member, Debenture-holder or other person may make extracts      Extracts or Copy of
therefrom without fee or additional fee as the case may be or require a copy of       Register, etc.
any Register, Index or copy or of any part thereof on payment of such sum as may be prescribed by the Act. The Directors may at their discretion reduce or waive the sum payable for each inspection or extract.

         (c) The Company shall send to any Member, Debenture-holder or other          The Company to send
persons, on request, a copy of the Register of Members, the Index of Members,         copy of Register, etc.
the Register and Index of Debenture-holders or any part thereof required under the Act, on payment of such sum as may be prescribed by the Act. The copy shall be sent within the period prescribed by the Act.

     10. In accordance with the provisions of the Act:                                Nature and numbering
                                                                                      of shares
         (a) The shares or other interest of any Member in the Company shall be movable property, transferable in the manner provided hereunder.

         (b) Each share in the Company shall be distinguished by its appropriate number.

         (c) A certificate under the Common Seal of the Company specifying any shares held by any Member shall be prima facie evidence of the title of the Member to such shares.

         The shares in the capital of the Company shall be numbered                   Shares to be numbered
progressively according to their several denominations and except in the manner       progressively and no
mentioned in these presents, no share shall be subdivided.                            share to be subdivided

     11. The Directors shall observe the restrictions as to allotment contained       Restriction on allotment
in Sections 69 and 70 of the Act.

     12. Subject to the provisions of the Act and these presents, the shares in       Shares at the disposal of
the capital of the Company for the time being (including any shares forming part      the Directors
of any increased capital of the Company) shall be under the control of the
Directors who may issue, allot or otherwise dispose of the same or any of them to such persons in such proportion and on such terms and conditions and either at a premium or at par or at a discount (subject to compliance with the provisions of Section 79 of the Act and subject to the provisions of the Banking
Act) and at such times as they may from time to time think fit and proper.

     13. Subject to the provisions of the Act and these presents, the Directors       Directors may allot
may allot and issue shares in the capital of the Company as payment or part           shares as fully-paid-up
payment for any property sold or goods transferred or machinery supplied or for       or partly paid-up
services rendered to the Company and any shares which may be so allotted may be issued as fully paid-up or partly paid-up shares and if so issued shall be deemed to be fully paid-up shares or partly paid-up shares.

                                        9



Unclassified shares       14. Any unclassified shares (whether forming part of the original capital or of any increased capital of the Company) may, subject to the provisions of the Act and these presents, be issued and in particular such shares may be issued with a preferential or qualified right as to dividends and in the distribution of the assets of the Company.

Issue of shares by        15. In addition to and without derogating from the powers for this purpose conferred
General Meeting        on the Directors under Article 12, the Company in General Meeting may, subject to the provisions of Section 81 of the Act, determine that any shares (whether forming part of the original capital or of any increased capital of the Company) shall be offered to such persons (whether Members or holders of debentures of the Company or not) in such proportion and on such terms and conditions and either at a premium or at par or at a discount (subject to compliance with the provisions of Section 79 of the Act and subject to the provisions of the Banking Act), as such General Meeting may determine and with full power to give to any person (whether a Member or holder of debentures of the Company or not) the option to call for or be allotted shares of any class of the Company either at par or at a premium or subject as aforesaid at discount, such option being exercisable at such time and for such consideration as may be directed by such General Meeting or the
                       Company in General Meeting may, subject to the provisions of Section 81 of the Act, make any other provisions whatsoever for the issue, allotment or disposal of any shares.

Acceptance of shares      16. Any application signed by or on behalf of an applicant for shares in the Company, followed by an allotment of any share therein, shall be an acceptance of shares within the meaning of these presents and every person who thus or otherwise accepts any share(s)
                       and whose name is entered in the Register of Members shall, for the purpose of these presents, be a Member.

Deposit and calls,        17. The money (if any) which the Directors shall, on the allotment of any shares)
etc., to be debt       being made by them, require or direct to be paid by way of deposit, call or otherwise, in
payable immediately    respect of any share(s) allotted by them, shall immediately on the insertion of the name of the allottee in the Register of Members as the name of the holder of such shares, become a debt due to and recoverable by the Company from the allottee thereof and shall be paid by him accordingly.

Issue of shares at        18. The Company may issue at a discount shares in the Company of a class already
a discount             issued if the following conditions are fulfilled, viz:

                                  (a) the issue of the shares at a discount is authorized by a resolution passed by the Company in General Meeting and sanctioned by the Company Law Board;

                                  (b) the resolution specifies the maximum rate of discount at which the shares are to be issued;

                                  (c) not less than one year has at the date of the issue elapsed since the date on which the Company was entitled to commence business; and

                                  (d) the shares to be issued at a discount are issued within two months after the date on which issue is sanctioned by the Company Law Board or within such extended time as the Company Law Board may allow.

Instalments on            19. If, by the conditions of allotment of any shares, the whole or part of the amount
shares                 or issue price thereof shall be payable by instalments, every such instalment shall, when due, be paid up to the Company by the person who for the time being and from time to time shall be the registered holder of the share or his legal representative.

Calls on shares of        20. Where any calls for further share capital are made on shares, such calls shall be
the same class to      made on a uniform basis on all shares falling under the same class. For the purposes of
be on uniform basis    this Article, shares of the same nominal value on which different amounts have been paid up shall not be deemed to fall under the same class.

Company not bound to      21. Save as herein otherwise provided, the Company shall be entitled to treat the
recognize any          person whose name appears on the Register of Members as the holder of any share as the
interest in shares     absolute owner thereof and, accordingly, shall not (except as ordered by a court of
other than that of     competent jurisdiction or as by law required) be bound to recognize any benami trust or
the registered         equity or equitable, contingent or other claim to or interest in such share on the part
holders                of any other person whether or not it shall have express or implied notice thereof.

Company's funds may       22. Except to the extent allowed by Section 77 of the Act, no part of the funds of the
not be employed/lent   Company shall be employed/lent for acquiring the shares of the Company.
for acquiring shares
of the Company

                                                           10



                                     UNDERWRITING COMMISSION

     23. The Company may at any time pay a commission to any person for               Commission for
subscribing or agreeing to subscribe (whether absolutely or conditionally) for        subscribing to shares
any shares, debentures or other securities of the Company or procuring or agreeing to procure subscriptions (whether absolute or conditional) for any shares, debentures or other securities of the Company but so that if the commission in respect of the shares, debentures or other securities shall be paid or payable out of the capital, the statutory conditions and requirements shall be observed and complied with and the amount or rate of commission shall not exceed the rates prescribed by the Act and the Banking Act. The commission may be paid or satisfied in cash or in shares, debentures or other securities of the Company or partly in one and partly in the other. The Company may also, on any issue of shares, debentures or other securities pay such brokerage as may be lawful.

                                  CERTIFICATES

     24. (a) The certificates of shares shall be issued in accordance with the        Issue of certificates
provisions of the Companies (Issue of Share Certificates) Rules, 1960.

         (b) Unless prohibited by any provision of law or of any order of any         Delivery of share
court, tribunal or other authority, the Company shall, within three months or         certificates
such extended period as may be permitted pursuant to the provisions of the Act after the allotment of any of its shares, debentures, debenture stock and within two months after the application for the registration of the transfer of any such shares, debentures, debentures stock, deliver the certificates of all shares, debentures, debenture stock allotted or transferred.

     25. (a) A certificate may be renewed or a duplicate of a certificate may be      Issue of new certificate
issued if such certificate:                                                           in place of one defaced,
                                                                                      lost or destroyed
              (i)   is proved to have been lost or destroyed; or

              (ii) having been defaced or mutilated or torn, is surrendered to the Company; or

              (iii) has no further space on the back thereof for endorsement of transfer.

         (b) The manner of issue or renewal of a certificate or issue of a            Manner of issue,
duplicate thereof, the form of a certificate (original or renewed) or of a            renewal, etc., of certificate
duplicate thereof, the particulars to be entered in the Register of Members or in the Register of renewed or duplicate certificates, the form of such
Registers, the fee on payment of which, the terms and conditions, if any, including terms and conditions as to evidence and indemnity and the payment of out-of-pocket expenses incurred by the Company in investigating evidence, on which a certificate may be renewed or a duplicate thereof may be issued, shall be such as prescribed by the Companies (Issue of Share Certificates) Rules,
1960, or any other Rules in substitution or modification thereof.

     26. (a) If and whenever, as a result of issue of new shares, the                 Fractional certificates
consolidation or subdivision of shares, any Member becomes entitled to any fractional part of a share, the Directors may subject to the provisions of the
Act and these presents and to the directions, if any, of the Company in General
Meeting:

              (i) issue to such Member fractional certificate or certificates representing such fractional part. Such fractional certificate or certificates shall not be registered, nor shall they bear any dividend until exchanged with other fractional certificates for an entire share. The Directors may, however, fix the time within which such fractional certificates are to be exchanged for an entire share and may extend such time and if at the expiry of such time, any fractional certificates shall be deemed to be cancelled and the Directors shall sell the shares represented by such cancelled fractional certificates for the best price reasonably obtainable; or

              (ii) to sell the shares represented by all such fractional parts for the best price reasonably obtainable.

         (b) In the event of any shares being sold, in pursuance of sub-article
(a) (ii) above, the Directors shall pay and distribute to and amongst the persons entitled, in due proportion the net sale proceeds thereof.

         (c) For the purpose of giving effect to any such sale, the Directors may authorize any person to transfer the shares sold to the purchaser thereof, comprised in any such transfer and he shall not be bound to see to the application of purchase money nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings in reference to the same.

                                       11


                                              CALLS

Calls                     27. The Directors may from time to time make such calls as they think fit upon the
                       Members in respect of all moneys unpaid on the shares held by them, respectively, and not by the conditions of allotment thereof made payable at fixed times and each Member shall pay the amount of every call so made on him to the person and at the times and places appointed by the Directors. A call may be made payable by instalments.

Call to date from         28. A call shall be deemed to have been made at the time when the resolution of the
resolution             Directors authorizing such call was passed and may be made payable by Members on such date or at the discretion of the Directors on such subsequent date as shall be fixed by the Directors.

Notice of call            29. Not less than 14 days' notice of every call shall be given, specifying the time and place of payment, provided that before the time for payment of such call, the
                       Directors may by notice in writing to the Members revoke or postpone the same.

Directors may extend      30. The Directors may from time to time, at their discretion, extend the time fixed
time                   for the payment of any call by such Member(s) for such cause as the Directors may deem fit, but no Member(s) shall be entitled to such extension save as a matter of grace and favor.

Amount payable at         31. If by the terms of issue of any share or otherwise any amount is made payable at
fixed time or by       any fixed time or by instalments at fixed times, whether on account of the amount of the
instalments as calls   share or by way of premium, every such amount or instalment shall be payable as if it were a call duly made by the Directors and of which due notice has been given and all the provisions herein contained in respect of calls shall relate to such amount or instalment accordingly.

When interest on call     32. If the sum payable in respect of any call or instalment be not paid on or before or instalment payable  the day appointed for payment thereof, the holder for the time being or the allottee of the share in respect of which a call shall have been made or the instalment shall be due, shall pay interest on the same at such rate as the Directors shall fix from time to time from the day appointed for the payment thereof to the date of actual payment, but the
                       Directors may, in their absolute discretion, waive payment of such interest wholly or in part.

Partial payment not       33. Neither a judgement nor a decree in favour of the Company for calls or other to preclude forfeiture moneys due in respect of any shares nor any part payment or satisfaction thereunder nor the receipt by the Company of a portion of any money which shall from time to time be due from any Member in respect of any shares either by way of principal or interest nor any indulgence granted by the Company in respect of payment of any money shall preclude the forfeiture of such shares as herein provided.

Payment in advance to     34. The Directors may, if they think fit, receive from any Member willing to advance
preclude forfeiture    the same, all or any part of the moneys due upon the shares held by him beyond the sums actually called up, and upon the moneys so paid in advance or so much thereof as from time to time exceeds the amount of the calls then made upon the shares in respect of which such advance has been made the Company may pay interest at such rate as the Member paying such sum in advance and the Directors agree upon and the Directors may at any time repay the amount so advanced upon giving to such Member one month's notice in writing.

Members not entitled      35. No Member shall be entitled to receive any dividend or to exercise any privilege
to privileges of       as a Member until he shall have paid all calls for the time being due and payable on
membership until all   every share held by him whether alone or jointly with any person, together with interest
calls are paid         and expenses, if any.

Evidence in actions       36. On the trial or hearing of any action or suit brought by the Company against any
by Company against     Member or his legal representatives for the recovery of any moneys claimed to be due to
shareholders           the Company in respect of his shares, it shall be sufficient to prove that the name of the Member, in respect of whose shares the moneys are sought to be recovered, is entered in the Register of Members as a Member/one of the Members at or any subsequent date on which the moneys sought to be recovered are alleged to have become due on the shares and that the resolution making the call is duly recorded in the Minute book and the notice of such call was duly given to the Member, holder or joint-holder or his legal representatives sued in pursuance of these presents. It shall not be necessary to prove the appointment of Directors who made such call, nor that the quorum of Directors was present at the Board at which any such call was made nor that the Meeting at which any such call was made had been duly convened or constituted nor any other matter whatsoever but the proof of the matters aforesaid shall be conclusive evidence of the debt.

                                                           12



                         FORFEITURE, SURRENDER AND LIEN

     37. If any Member fails to pay the whole or any part of any call or              If call or instalment not
instalment or any money due in respect of any share(s) either by way of               paid, notice must be
principal or interest on or before the day appointed for the payment of the           given
same, the Directors may at any time thereafter during such time as the call or instalment or any part thereof or other moneys remain unpaid or a judgement or decree in respect thereof remains unsatisfied in whole or in part serve a notice on such Member or on the person (if any) entitled to the share(s) by transmission requiring him to pay such call or instalment or such part thereof or other moneys as remain unpaid together with any interest that may have accrued and all expenses (legal or otherwise) that may have been incurred by the
Company by reason of such non-payment.

     38. The notice shall name a day not being less than 14 days from the date        Forms of notice
of the notice and the place or places on and at which such call or instalment or such part or other moneys as aforesaid and such interest and expenses as aforesaid are to be paid. The notice shall also state that in the event of non-payment at or before the time and at the place appointed the share(s) in respect of which the call was made or instalments is payable will be liable to be forfeited.

     39. If the requisition of any such notice as aforesaid is not complied with      In default of payment,
any of the share(s) in respect of which such notice has been given may, at any        shares may be forfeited
time thereafter before payment of all calls or instalments, interest and expenses or the money due in respect thereof, be forfeited by a resolution of the Directors to that effect. Such forfeiture shall include all dividends declared in respect of the forfeited share(s) and not actually paid before the forfeiture.

     40. When any share(s) shall have been so forfeited an entry of the               Entry of forfeiture on
forfeiture with the date thereof shall be made in the Register of Members.            Register of Members

     41. Any share(s) so forfeited shall be deemed to be the property of the          Forfeited shares to be
Company and may be sold, re-allotted or otherwise disposed of either to the           property of the
original holder thereof or to any other person upon such terms and in such            Company and may be
manner as the Directors shall think fit.                                              sold, etc.

     42. The Directors may at any time before any share(s) so forfeited shall         Power to annul forfeiture
have been sold, re-allotted or otherwise disposed of, annul the forfeiture thereof upon such conditions as they think fit.

     43. The forfeiture of share(s) shall involve the extinction at the time of       Effect of forfeiture
the forfeiture, of all interest in and all claims and demand against the Company in respect of the share(s) and all other rights incidental to the share(s), except only such of those rights as by these presents are expressly saved.

     44. Any Member whose share(s) has/have been forfeited shall,                     Shareholders liable to
notwithstanding the forfeiture, be liable to pay and shall forthwith pay to the       pay money and interest
Company all calls, instalments, interest, expenses and other moneys owing upon        owing at the time of
or in respect of such shares at the time of the forfeiture together with further      forfeiture
interest thereon from the time of the forfeiture until payment at such rate as the Directors may determine and the Directors may enforce the payment of the whole or a portion thereof if they think fit but shall not be under any obligation to do so.

     45. A certificate in writing under the hand of any Director or the               Certificat of forfeiture
Secretary or such other person as may be authorized from time to time that the call in respect of share(s) was made and that the forfeiture of share(s) was made, by a resolution of the Directors to that effect, shall be conclusive evidence of the fact stated therein as against all persons entitled to such share.

     46. The Company may receive consideration, if any, given for the share(s)        Title of purchaser and
on any sale, re-allotment or other disposition thereof and the person to whom         allotee of forfeited share
such share(s) is sold, re-allotted or disposed of may be registered as the holder of the share(s) and shall not be bound to see to the application of the consideration, if any, nor shall his title to the share(s) be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale, re-allotment or other disposal of the share(s).

     47. Upon sale, re-allotment or other disposal under the provisions of these      Cancellation of share
presents, the certificate or certificates originally issued in respect of the         certificates in respect of
relative share(s) shall (unless the same shall on demand by the Company have          forfeited shares
been previously surrendered to it by the defaulting Member) stand cancelled automatically and become null and void and of no effect and the Directors shall be entitled to issue a new certificate or certificates in respect of such share(s) to the person(s) entitled thereto.

                                       13


Application of            48. The provisions of these Articles as to the forfeiture shall apply in the case of
forfeiture             non-payment of any sum which by terms of issue of share(s) become payable at a fixed
provisions             time, as if the same had been payable by virtue of a call duly made or notified.

Company's lien on         49. The Company shall have no lien on its fully-paid shares. In the case of partly
shares                 paid-up shares, the Company shall have a first and paramount lien on every share for all moneys that remain unpaid together with any interest that may have accrued and all expenses (legal or otherwise) that may have been incurred by the Company by reason of non-payment of calls. Any such lien shall extend to all dividends from time to time declared in respect of such shares. Unless otherwise agreed, the registration of a transfer of shares shall operate as a waiver of the Company's lien, if any, on such shares.

As to enforcing           50. For the purpose of enforcing such lien, the Directors may sell the shares subject
lien by sale           thereto in such manner as they think fit, but no sale shall be made unless some sum in respect of which the lien exists is presently payable nor until notice in writing of the intention to sell shall have been served on such Member or the person (if any) entitled by transmission to the shares and default shall have been made by him in payment of the sum presently payable for 14 days after such notice.

Application of            51. The net proceeds of any such sale after payment of the costs of such sale shall be
proceeds of sale       applied in or towards the satisfaction of the debt or liability in respect whereof the lien exists so far as the same is presently payable and the residue (if any) paid to the
                       Member or the person (if any) entitled by transmission to the shares so sold. Provided that the amount so paid to such Member or person shall not exceed the amount received by the Company from such Member or person towards such shares.

Surrender of shares       52. The Directors may, subject to the provisions of the Act, accept a surrender of any share(s) from or any Member desirous of surrendering on such terms as they think fit.

                                 TRANSFER AND TRANSMISSION OF SHARES

Register of               53. The Company shall keep a book to be called the "Register of Transfers" and therein
transfers              shall fairly and distinctly enter the particulars of every transfer or transmission of any share.

Transfer not to be        54. The Company shall not register a transfer of shares in, or debentures of, the
registered except      Company, unless in accordance with the provisions of Section 108 of the Act, a proper
on production of       instrument of transfer duly stamped and executed by or on behalf of the transferor and by
instrument of          or on behalf of the transferee and specifying the name, address and occupation, if any,
transfer               of the transferee has been delivered to the Company along with the certificate relating to the shares or debentures, or if no such certificate is in existence, along with the letter of allotment of the shares or debentures.

                              Provided that where on an application in writing made to the Company by the transferee and bearing the stamp required for an instrument of transfer, it is proved to the satisfaction of the Directors that the instrument of transfer signed by or on behalf of the transferor and by or on behalf of the transferee has been lost, the Company may register the transfer on such terms as to indemnity as the
                              Board may think fit.

                              Provided further that nothing in this Article shall prejudice any power of the
                              Company to register as shareholder or debenture-holder any person to whom the right to any shares in, or debentures of, the Company has been transmitted by operation of law.

Transfer by legal         55. A transfer of the shares or other interest in the Company of a deceased Member
representative         thereof made by his legal representative shall, although the legal representative is not himself a Member, be as valid as if he had been a Member at the time of the execution of the instrument of transfer.

Application for           56. (a) An application for the registration of a transfer of any share(s),
transfer               debenture(s) or any other securities or other interest of a Member in the Company may be made either by the transferor or by the transferee.

                              (b) Where the application is made by the transferor and relates to partly paid shares, the transfer shall not be registered, unless the Company gives notice of the application to the transferee and the transferee makes no objection to the transfer within two weeks from the receipt of the notice.

                              (c) For the purpose of sub-article (b) above, notice to the transferee shall be deemed to have been duly given if it is despatched by prepaid registered post to the transferee at the address given in the instrument of transfer and shall be deemed to have been duly delivered at the time at which it would have been delivered in the ordinary course of post.

                                                           14



     57. Nothing in these presents shall prejudice the powers of the Company to       Company's power to
refuse to register the transfer of any shares.                                        refuse transfer

     58. The transferor shall he deemed to remain the holder of such shares           Transferor liable until
until the name of the transferee is entered in the Register of Members in             the transferee entered on
respect thereof.                                                                      Register

     59. (a) Notwithstanding anything contained in Articles 54, 55 and 56 but         Directors may refuse to
subject to the provisions of Section 111 of the Act and subject to the                register transfer
provisions of the Securities Contracts (Regulation) Act, 1956 and the Rules and
Regulations made thereunder and other applicable laws and the Banking Act, the
Directors may, at their absolute and uncontrolled discretion, decline to register or acknowledge any transfer of shares and by giving reasons for such refusal and in particular may so decline in respect of the shares upon which the
Company has a lien or whilst any moneys in respect of the shares desired to be transferred or any of them remain unpaid and such refusal shall not be affected by the fact that the proposed transferee is already a Member. Provided that registration of any transfer shall not be refused on the ground of the transferor being either alone or jointly with any other person or persons indebted to the Company on any account whatsoever.

          (b) Without prejudice to the foregoing provisions and without limiting in any manner the generality of the above provisions, the Directors of the Company may, at their absolute and uncontrolled discretion, refuse to register the transfer of any shares or other securities of the Company being shares or securities issued by the Company in favour of any transferee whether individual, firm, group, constituent of a group, Body Corporate or Bodies Corporate under the same management or otherwise and whether in his or its own name or in the name of any other person if the total nominal value of the shares or other securities intended to be so transferred exceeds, or together with the total nominal value of any shares or others securities already held in the Company by such individual, firm, group, constituent of a group, Body Corporate or Bodies
Corporate under the same management or otherwise will exceed one per cent of the paid-up equity share capital of the Company or, if the Directors are satisfied that as a result of the proposed transfer of any shares or securities or block of shares or securities of the Company, a change in the composition of the Board of Directors or change in the controlling interest of the Company is likely to take place and that such change would be prejudicial to the interest of the Company or to the public interest. For the purpose of this Article, the Directors of the Company shall be entitled, inter alia, to rely upon this Article to form its own opinion as to whether such registration of transfer of any of its shares or other securities exceeding one per cent of the paid-up equity share capital of the Company should be refused or not.

          (c) Notwithstanding anything to the contrary, the restrictive provisions contained in the preceding sub-article (b) shall not apply to the transfer of any shares or other securities made to and representing the own investment of any of the following:

              (i)   public financial institutions within the meaning of Section
                    4A of the Act;

              (ii)  public sector banks;

              (iii) multilateral agencies, foreign banks and institutions; and

              (iv) public sector mutual funds being mutual funds sponsored, promoted or managed by a public financial institution or a public sector bank.

     60. If the Company refuses to register the transfer of any shares, it            Notice of refusal to
shall, within two months from the date on which the instrument of transfer is         transferee and transferor
delivered to the Company, send to the transferee and the transferor notice of the refusal.

     61. Subject to the provisions of the Act, no transfer shall be made to a         Transfer to minor, etc.
person who is of unsound mind. The Directors may at their absolute discretion approve a minor, becoming a Member of the Company on such terms as the Directors may stipulate.

     62. The instrument of transfer shall, after registration, be retained by         Custody of transfer deeds
the Company and shall remain in its custody. All the instruments of transfer which the Directors may decline to register shall on demand be returned to the persons depositing the same. The Directors may cause to be destroyed all transfer deeds lying with the Company after such period as may be prescribed.

     63. The executors or administrators of a deceased Member or a holder of a        Title to shares of deceased
Succession Certificate or other legal representative in respect of shares of a        holder
deceased Member where he was a sole or only surviving holder shall be the only person whom the Company will be bound to recognize as having any title to the shares registered in the name of such Member and the Company shall not be bound to recognize such executors, administrators or holder unless such executors or administrators shall have first obtained probate or Letters of Administration or such holder is the holder of a Succession Certificate or other legal representation as the case may be, from a court of competent jurisdiction.

                                       15



                              Provided that in any case where the Directors, at their absolute discretion, think fit, the Directors may dispense with production of probate or Letters of
                              Administration or Succession Certificate or other legal representation and under
                              Article 64 register the name of any person who claims to be absolutely entitled to the share standing in the name of a deceased Member as a Member.

Registration of           64. Any person becoming entitled to any share in consequence of the death, lunacy,
person entitled to     bankruptcy or insolvency of any Member or by any lawful means other than by a transfer in
shares otherwise       accordance with these presents, may, with the consent of the Directors (which they shall
than by transfer       not be under any obligation to give) upon producing such evidence that he sustains the
(Transmission          character in respect of which he proposes to act under this Article or of his title as
Clause)                the Directors shall require, either be registered as a Member in respect of such shares or may subject to the regulations as to transfer contained in these presents transfer such shares to some other person. This Article is in these presents referred to as the
                       "Transmission Clause".

Refusal to register       65. The Directors shall have the same right to refuse to register a person entitled by
nominee                transmission to any shares or his nominee as if he were the transferee named in an ordinary transfer presented for registration.

Board may require         66. Every transmission of a share shall be verified in such manner as the Directors
evidence of            may require and the Company may refuse to register any transmission until the same be so
transmission           verified or until or unless an indemnity be given to the Company with regard to such registration which the Directors, at their discretion, shall consider sufficient, provided nevertheless that there shall not be any obligation on the Company or the
                       Directors to accept any indemnity.

Fee on transfer or        67. A fee not exceeding the prescribed amount may be charged in respect of the
transmission           transfer or transmission to the same party of any number of shares of any class or denomination subject to such maximum on any one transfer or transmission as may from time to time be fixed by the Directors. Such maximum may be a single fee payable on any one transfer or on transmission of any number of shares of one class or denomination or may be on a graduated scale varying with the number of shares of any one class comprised in one transfer or transmission or may be fixed in any other manner as the Directors may, at their discretion, determine. The Directors in their absolute discretion may reduce or waive any fee payable.

The Company not           68. The Company shall incur no liability or responsibility whatever in consequence of
liable for disregard   their registering or giving effect to any transfer of shares made or purporting to be
of a notice            made by the apparent legal owner thereof (as shown or appearing in the Register of
prohibiting            Members) to the prejudice of persons having or claiming any equitable right, title or
registration of        interest to or in the same shares notwithstanding that the Company may have had notice of
transfer               such equitable right, title or interest or notice prohibiting registration of such transfer, and may have entered such notice or referred thereto in any book of the Company and the Company shall not be bound or required to regard or attend or give effect to any notice which may be given to them of any equitable right, title or interest or be under any liability whatsoever for refusing or neglecting to do so though it may have been entered or referred to in some book of the Company but the Company shall nevertheless be at liberty to regard and attend to any such notice and give effect thereto, if the
                       Directors shall so think fit.

                                   CONVERSION OF SHARES INTO STOCK

Conversion of shares      69. The Company may, by Ordinary Resolution:
into stock and
reconversion                  (a) convert any paid-up shares into stock; and

                              (b) reconvert any stock into paid-up shares of any denomination.

Transfer of stock         70. The holders of stock may transfer the same or any part thereof in the same manner as, and subject to the same regulations under which, the shares from which the stock arose might, before the conversion, have been transferred, or as near thereto as circumstances admit.

                              Provided that the Board may from time to time fix the minimum amount of stock transferable, so, however, that such minimum shall not exceed the nominal amount of the shares from which the stock arose.

Rights of                 71. The holders of stock shall, according to the amount of stock held by them, have
stockholders           the same rights, privileges and advantages as regards dividends, voting at meetings of the Company and other matters, as if they held the shares from which the stock arose; but no such privilege or advantage (except participation in the dividends and profits of the
                       Company and in the assets on winding up) shall be conferred by an amount of stock which would not, if existing in shares, have conferred that privilege or advantage.

                                                           16



     72. Such of the regulations of the Company (other than those relating to         Share regulations to
share warrants) as are applicable to paid-up shares shall apply to stock and the      apply
words, "share" and "shareholder" in those regulations shall include "stock" and
"stockholder" respectively.

                          INCREASE, REDUCTION AND ALTERATION OF CAPITAL

     73. The Company may from time to time increase its share capital by issuing      Increase of capital
new shares, subject to the provisions of the Banking Regulation Act, 1949.

     74. The new shares (except such of them as shall be unclassified shares          On what conditions new
subject to the provisions of Article 14) shall, subject to the provision of the       shares may be issued
Act and these presents, be issued upon such terms and conditions and with such rights and privileges annexed and in particular such shares may be issued with a preferential or qualified right to dividends and in distribution of the assets of the Company. Any preference share so issued shall be redeemable within such period as may be prescribed.

     75. The new shares (resulting from an increase of capital as aforesaid)          Further issue of capital
may, subject to the provision of the Act and these presents, be issued or disposed of by the Company in General Meeting or by the Directors under their powers in accordance with the provisions of Articles 12, 13, 14, 15 and the following provisions:

         (a) (i) such new shares shall be offered to the persons who, at the date of the offer, are holders of the equity shares of the Company in proportion, as nearly as circumstances admit, to the capital paid up on those shares at that date;

             (ii) the offer aforesaid shall be made by notice specifying the number of shares offered and limiting a time not being less than 15 days from the date of the offer within which the offer, if not accepted, will be deemed to have been declined;

             (iii) the offer aforesaid shall be deemed to include a right exercisable by the persons concerned to renounce the shares offered to him or any of them in favour of any other person and the notice referred to in clause (ii) above shall contain a statement of this right; and

             (iv) after the expiry of the time specified in the notice aforesaid, or on receipt of earlier intimation from the person to whom such notice is given that he declines to accept the shares offered, the Board of Directors may dispose them of in such manner as they think most beneficial to the Company.

         (b) Nothing in clause (iii) of sub-article (a) above shall be deemed;

             (i)   to extend the time within which the offer should be accepted;
                   or

             (ii) to authorize any person to exercise the right of renunciation for a second time on the ground that the person in whose favour the renunciation was first made has declined to take the shares comprised in the renunciation.

         (c) Nothing in Article 75 of these presents shall apply to the increase of the subscribed capital of the Company caused by the exercise of an option attached to the debentures issued or loans raised by the
             Company:

             (i) to convert such debentures or loans into shares in the Company; or

             (ii)  to subscribe to shares in the Company.

     76. In addition to and without derogating from the powers for the purpose        Shares under control of
conferred on the Directors under Article 15 the Company in General Meeting may,       General Meeting
in accordance with the provisions of Section 81 of the Act, determine that any shares (whether forming part of the original capital or of any increased capital of the Company) shall be offered to such persons (whether Members or holders of debentures of the Company or not) in such proportion and on such terms and conditions and either at a premium or at par or at a discount, (subject to compliance with the provisions of Section 79 of the Act) as such General Meeting shall determine.

     77. Except so far as otherwise provided by the conditions of issue or by         Same as original capital
these presents any capital raised by the creation of new shares shall be considered part of the original capital and shall be subject to the provisions herein contained with reference to the payment of calls and instalments, transfer and transmission, forfeiture, lien, surrender, voting and otherwise.

                                       17



Reduction of capital      78. The Company may from time to time by Special Resolution reduce its share capital
                       (including the Capital Redemption Reserve Account, if any) in any way authorized by law and, in particular, may pay off any paid-up share capital upon the footing that it may be called up again or otherwise and may if and so far as necessary alter its Memorandum and
                       Articles of Association reducing the amount of its share capital and of its shares accordingly.

Division and              79. The Company may in General Meeting by Ordinary Resolution alter the condition of
subdivision of         its Memorandum and Articles of Association as follows:
shares
                              (a) Consolidate and divide all or any of its share capital into shares of larger amount than its existing shares.

                              (b) Subdivide shares or any of them into shares of smaller amount than originally fixed by the Memorandum, subject nevertheless to the provisions of the Act in that behalf.

                              (c) Cancel shares which, at the date of such General Meeting, have not been taken or agreed to be taken by any person and diminish the amount of its share capital by the amount of the shares so cancelled.

Directors'                80. The Directors may, at their absolute discretion, refuse applications for the
discretion             subdivision of share certificates, debenture or bond certificates into denominations of
regarding              less than the marketable lot except when such subdivision is required to be made to
subdivision            comply with a statutory provision or an order of a competent court of law.

                                    MODIFICATION OF CLASS RIGHTS

Power to modify           81. (a) If, at any time, the share capital of the Company is divided into different
rights of different    classes of shares, the rights and privileges attached to the shares of an class may,
classes of             subject to the provisions of the Act, and whether or not the Company is being wound up,
shareholders and       be varied, modified, commuted, affected or abrogated with the consent in writing of the
the rights of          holders of not less than three-fourths of the issued shares of that class or with the
dissentient            sanction of a Special Resolution passed at a separate meeting of the holders of the
shareholders           issued shares of that class.

                              (b) This Article is not to derogate from any power the Company would have had if this Article were omitted and the right of the dissentient shareholders being holders of not less in the aggregate than 10 per cent of the issued shares of that class, being persons who did not consent to or vote in favour of the Resolution for the variation, to apply to the Court to have the variations or modifications cancelled as provided in
                       Section 107 of the Act.

                                            JOINT-HOLDERS

Joint-holders             82. Where two or more persons are registered as the holders of any share, they shall be deemed to hold the same as joint tenants with benefits of survivorship, subject to the following and other provisions contained in these presents:

Company may refuse            (a) The Company shall be entitled to decline to register more than three persons
to register more       as the joint-holders of any share.
than three persons
Joint and several             (b) The joint-holders of any share shall be liable severally as well as jointly
liability for all      for and in respect of all calls and other payments which ought to be made in respect of
payments in respect    such share.
of shares
Title of survivors            (c) On the death of any such joint-holder, the survivor or survivors shall be the only person or persons recognized by the Company as having any title to the share but the
                       Directors may require such evidence of death as they may deem fit and nothing herein contained shall be taken to release the estate of a deceased joint-holder from any liability on shares held by him jointly with any other person.

Receipt of one                (d) Any one of such joint-holders may give effectual receipts for any dividends or
joint-holder           other moneys payable in respect of such share.
sufficient
Delivery of                   (e) Only the person whose name stands first in the Register of Members as one of
certificates and       the joint-holders of any share shall be entitled to delivery of the certificate relating
giving notice to       to such share or to receive notice (which expression shall be deemed to include all
first-named holder     documents mentioned in Article 191 from the Company and any notice given to such person shall be deemed notice to all the joint-holders.

Votes of                      (f) Any one of two or more joint-holders may vote at any meeting, either
joint-holders          personally or by attorney or by proxy, in respect of such share as if he were solely entitled

                                                           18



thereto and if more than one of such joint holders be present at any meeting personally or by proxy or by attorney then, that one of such persons so present whose name stands first or higher (as the case may be) in the Register in respect of such share shall alone be entitled to vote in respect thereof but the other or others of the joint-holders shall be entitled to be present at the meeting, provided always that a joint-holder present at any meeting personally shall be entitled to vote in preference to a joint-holder present by attorney or by proxy although the name of such joint-holder present by attorney or proxy stands first or higher (as the case may be) in the Register in respect of such shares. Several executors or administrators of a deceased Member in whose (deceased Member's) sole name any share stands shall, for the purpose of this clause, be deemed joint-holders.

                                        BORROWING POWERS

     83. Subject to the relevant provisions of the Act, the Board of Directors        Power to borrow
may from time to time, by a resolution passed at a meeting of the Board, borrow moneys and may generally raise and secure the payment of such sum or sums in such manner and upon such terms and conditions in all respects as they think fit and in particular by the issue of bonds, perpetual or redeemable debentures or debenture stock or any mortgage or charge or other security on the undertaking or the whole or any part of the property of the Company (both present and future) including its uncalled capital for the time being.

         Provided that the Directors shall not borrow moneys, where moneys to be borrowed together with the moneys borrowed by the Company, apart from temporary loans obtained in its ordinary course of business and except as otherwise provided hereafter, shall exceed the aggregate of the paid-up capital of the Company and its free reserves, that is to say, reserves not set apart for any specific purpose.
         Provided, however, that:

             (a) nothing contained hereinabove shall apply to any sums of moneys borrowed by the Company from any other banking companies or from the Reserve Bank of India, State Bank of India or any other bank established by or under any law for the time being in force;

             (b) acceptance by the Company in the ordinary course of business of deposits of moneys shall not be deemed to be borrowing of moneys by the Company for the purpose aforesaid.

         Provided, further, that the Company shall not create:

             (a)   charge upon any unpaid capital of the Company; and

             (b) a floating charge on the undertaking or any property of the Company or any part thereof unless the creation of such floating charge is certified in writing by the Reserve Bank of India as provided in the Banking Act.

     84. Any bonds, debentures, debenture stock or other securities issued or to      Bonds, debentures, etc.,
be issued by the Company shall be under the control of the Directors who may          to be subject to the
issue them upon such terms and conditions and in such manner and for such             control of Directors
consideration as they shall consider to be for the benefit of the Company.

     85. Debentures, debenture stock, bonds or other securities may be made           Securities may be
assignable free from any equities between the Company and the person to whom the      assignable free from
same may be issued.                                                                   equities

     86. Subject to the provision of the said Acts, any bonds, debentures,            Issue of bonds,
debenture stock or other securities may be issued at a discount, premium or at        debentures, etc., at
par and with any special privileges as to redemption, surrender, drawing,             discount, etc., or with
allotment of shares, appointment of Directors or otherwise.                           special privilege

     87. If any uncalled capital of the Company is included in or charged by any      Mortgage of uncalled
mortgage or other security, the Directors may authorize the person in whose           capital
favour such mortgage or security is executed or any other person in trust for him to make calls on the Members in respect of such uncalled capital and the provisions hereinbefore contained in regard to calls shall mutatis mutandis apply to calls made under such authority and such authority may be made exercisable either conditionally or unconditionally and either presently or contingently and either to the exclusion of the Directors' power or otherwise and shall be assignable if expressed so to be.

     88. The Directors shall cause a proper register to be kept in accordance         Register of charges
with the provisions of Section 143 of the Act of all mortgages and charges specifically affecting the property of the Company and shall duly comply with the requirements of the Act in regard to registration

                                       19




                       of mortgages and charges and in regard to inspection to be given to creditors or Members of the Register of Charges and of copies of instruments creating charges. Such sum as may be prescribed by the Act shall be payable by any person other than a creditor or Member of the Company for each inspection of the Register of Charges.

                                              MEETINGS

Annual General Meeting    89. The Company shall, in each year, hold, in addition to any other meetings, a general meeting which shall be styled as its "Annual General Meeting" in accordance with the provisions of Section 166 of the Act.

Extraordinary General     90. All general meetings other than Statutory General Meeting and the Annual General
Meeting                Meetings shall be called Extraordinary General Meetings.

Calling of                91. The Board of Directors may, whenever they think fit, and shall, on the requisition
Extraordinary          of such number of Members of the Company as is specified in sub-article (c) of this
General Meetings       Article forthwith proceed and call an Extraordinary General Meeting of the Company and in case of such requisition the following provisions shall apply:

                              (a) The requisition shall set out the matters for the consideration of which the meeting is to be called, shall be signed by the requisitionists and shall be deposited at the Registered Office of the Company.

                              (b) The requisition may consist of several documents in like form, each signed by one or more requisitionists.

                              (c) The number of Members entitled to requisition a meeting with regard to any matter shall be such number of them as hold at the date of the deposit of the requisition, not less than one-tenth of such of the paid-up capital of the Company as at that date carries the right of voting in regard to that matter.

                              (d) Where two or more distinct matters are specified in the requisition, the provisions of sub-article (c) above shall apply separately in regard to each such matter and the requisition shall accordingly be valid only in respect of those matters in regard to which the condition specified in that sub-article is fulfilled.

                              (e) If the Board does not, within 21 days from the date of the deposit of a valid requisition in regard to any matters, proceeds duly to call a meeting for the consideration of those matters on a day not later than 45 days from the date of the deposit of the requisition, the meeting may be called by the requisitionists themselves or by such of the requisitionists as represent either a majority in value of the paid-up share capital held by all of them or not less than one-tenth of such of the paid-up share capital of the Company as is referred to in sub-article (c) above, whichever is less.
                       However, for the purpose of this sub-article, the Directors shall, in the case of a meeting at which a resolution is to be proposed as a Special Resolution, give such notice thereof as is required by the Act.

                              (f) A meeting called under sub-article (e) above by the requisitionists or any of them:

                                  (i)   shall be called in the same manner, as nearly as possible, as that in which meetings are to be called by the Board, but

                                  (ii)  shall not be held after the expiration of three months from the date of the deposit of the requisition.

                              Provided that nothing contained in clause (ii) of sub-article (f) shall be deemed to prevent a meeting duly commenced before the expiry of the period of three months aforesaid, from adjourning to some day after the expiry of that period.

                              (g) Where two or more persons hold any share or interest in the Company jointly, a requisition or a notice calling a meeting, signed by one or some only of them shall, for the purposes of this Article have the same force and effect as if it had been signed by all of them.

                              (h) Any reasonable expense incurred by the requisitionists by reason of the failure of the Board to call a meeting shall be repaid to the requisitionists by the
                       Company and any sum so repaid shall be retained by the Company out of any sums due or to become due from the Company by way of fees or other remuneration for their services to such of the Directors as were in default.

Notice of Meeting         92. (a) A General Meeting of the Company may be called by giving not less than 21 day's notice in writing.

                                                           20



         (b) A General Meeting may be called after giving shorter notice than that specified in sub-article (a) above if consent is accorded thereto

                (i) in the case of an Annual General Meeting by all the Members entitled to vote thereat; and

                (ii) in the case of any other meeting by Members of the Company holding not less than 95 per cent of such part of the paid-up share capital of the Company gives a right to vote at the meeting.

         Provided that where any Members of the Company are entitled to vote only on some resolution or resolutions to be moved at a Meeting and not on the others, those Members shall be taken into account for the purposes of this sub-article in respect of the former resolution or resolutions and not in respect of the latter.

     93. (a) Every notice of a meeting of the Company shall specify the place         Contents and manner of
and the day and hour of the meeting and shall contain a statement of the              service of notice and
business to be transacted thereat.                                                    persons on whom it is
                                                                                      to be served
         (b) Notice of every meeting of the Company shall be given:

                (i) to every Member of the Company, in any manner authorized by sub-sections (1) to (4) of Section 53 of the Act;

                (ii) to the persons entitled to a share in consequence of the death or insolvency of a Member by sending it through the post in a prepaid letter addressed to them by name or by the title of representatives of the deceased or assignees of the insolvent or by any like description, at the address, if any, in India supplied for the purpose by the persons claiming to be so entitled or until such an address has been so supplied, by giving the notice in any manner in which it might have been given if the death or insolvency had not occurred; and

                (iii) to the Auditor or Auditors for the time being of the
                      Company in the manner authorized by Section 53 of the Act in the case of any Member or Members of the Company.

         (c) The accidental omission to give notice to or the non-receipt of          Omission to give notice
notice by any Member or other person to whom it should be given shall not             not to invalidate the
invalidate the proceedings at the meeting.                                            proceedings at the
                                                                                      meeting
     94. (a) In the case of an Annual General Meeting, all business to be             Business at the Annual
transacted at the meeting shall be deemed special, with the exception of              General Meeting
business relating to:

                (i) the consideration of accounts, Balance Sheet and reports of the Board of Directors and Auditors;

                (ii)  the declaration of a dividend;

                (iii) the appointment of Directors in the place of those
                      retiring; and

                (iv) the appointment of and the fixing of remuneration of the Auditors.

         (b) In the case of any other meeting, all business shall be deemed special.

         (c) Where any items of business to be transacted at the meeting are          Explanatory Statement to
deemed to be special as aforesaid, there shall be annexed to the notice of the        be annexed to the notice
meeting a statement setting out all material facts concerning each such item of business, including in particular the nature of the concern or interest, if any, therein, of every Director and the Manager, if any.

             Provided that where any item of special business as aforesaid to be transacted at a meeting of the Company relates to, or affects any other company, the extent of shareholding interest in that other company of every Director and the Manager, if any, of the Company shall also be set out in the statement if the extent of such shareholding interest is not less than 20 per cent of the paid-up share capital of that other company.

         (d) Where any item of business consists of the according of approval to any document by the meeting, the time and place where the document can be inspected shall be specified in the statement aforesaid.

                                       21



Ordinary and Special      95. (a) A resolution shall be an Ordinary Resolution when at a General Meeting of
Resolutions            which the notice required under the Act has been duly given, the votes cast (whether on a show of hands, or on a poll, as the case may be), in favour of the resolution (including the casting vote, if any, of the Chairman) by Members who, being entitled so to do, vote in person or where proxies are allowed, by proxy, exceed the votes, if any, cast against the resolution by Members so entitled and voting.

                              (b) A resolution shall be a Special Resolution when:

                                 (i)    the intention to propose the resolution as a Special Resolution has been duly specified in the notice calling the General Meeting or other intimation given to the Members of the resolution;

                                 (ii)   the notice required under the Act has been duly given of the General
                                        Meeting; and

                                 (iii)  the votes cast in favour of the resolution (whether on a show of hands, or on a poll, as the case may be), by Members who, being entitled so to do, vote in person, or where proxies are allowed, by proxy, are not less than three times the number of the votes, if any, cast against the resolution by Members so entitled and voting.

Resolutions requiring     96. (a) Where, by any provisions contained in the Act or in these presents, Special
Special Notice         Notice is required of any resolution, notice of the intention to move the resolution shall be given to the Company not less than 14 days before the meeting at which it is to be moved, exclusive of the day on which the notice is served or deemed to be served and the day of the meeting.

                              (b) The Company shall, immediately after the notice of the intention to move any such resolution has been received by it, give its Members notice of the resolution in the same manner as it gives notice of the meeting, or if that is not practicable, shall give them notice thereof, either by advertisement in a newspaper having an appropriate circulation or in any other mode allowed by these presents, not less than seven days before the meeting.

                                   PROCEEDINGS AT GENERAL MEETING

Quroum at General         97. Five members personally present shall be a quorum for a General Meeting and no
Meeting                business shall be transacted at any General Meeting unless the requisite quorum be present when the meeting proceeds to business.

Business confined to      98. No business shall be discussed at any General Meeting except the election of a
election of Chairman   Chairman whilst the Chair is vacant.
whilst Chair vacant
Chairman of General       99. (a) The Chairman, if any, of the Board shall preside as Chairman at every General
Meeting                Meeting of the Company.

                              (b) If there is no such Chairman, or if he is not present within 15 minutes after the time appointed for holding the meeting or is unwilling to act as Chairman of the meeting, then the Directors present at the meeting shall elect one of the ICICI Directors referred to in Article 128 to be Chairman of the meeting and failing which, the Members present and voting shall choose one of their Members to be Chairman of the meeting.

Proceedings when          100. If within half an hour from the time appointed for the General Meeting, a quorum
quroum not present     be not present, the meeting, if convened on the requisition of shareholders, shall be dissolved and in any other case, shall stand adjourned to the same day in the next week, at the same time and place or to such other day and at such other time and place as the
                       Directors may determine. If at such adjourned meeting also, a quorum, be not present within half an hour from the time appointed for holding the meeting, the Members present shall be a quorum and may transact the business for which the meeting was called.

Adjournment of meeting    101. (a) The Chairman may, with the consent of any meeting at which a quorum is present, and shall, if so directed by the meeting, adjourn the meeting from time to time and from place to place.

                              (b) No business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

                              (c) When a meeting is adjourned for more than 30 days, notice of the adjourned meeting shall be given as in the case of an original meeting.

                                                           22



         (d) Save as aforesaid, it shall not be necessary to give any notice of the adjournment or of the business to be transacted at an adjourned Meeting.

     102. At any General Meeting a resolution put to the vote of the meeting          What is to be evidence
shall be decided on a show of hands unless a poll is (before or on the                of the passing of
declaration of the result of the show of hands) demanded in the manner                resolution where poll
hereinafter mentioned and unless a poll is so demanded, a declaration by the          not demanded
Chairman that a resolution has, on a show of hands, been carried unanimously or by a particular majority or lost and an entry to that effect in the book of the proceedings of the Company shall be conclusive evidence of the fact, without proof of the number of proportion of the votes recorded in favour of or against such resolution.

     103. (a) Before or on the declaration of the result of the voting on any         Demand for poll
resolution on a show of hands, a poll may be ordered to be taken by the Chairman of the meeting of his own motion and shall be ordered to be taken by him on a demand made in that behalf by any Member or Members present in person or by proxy and holding shares in the Company:

             (i) which confer a power to vote on the resolution not being less than one-tenth of the total voting power in respect of the resolution; or

             (ii) on which an aggregate sum of not less than Rs. 50,000/- has been paid up.

          (b) The demand for a poll may be withdrawn at any time by the person who made the demand.

     104. (a) If a poll is demanded on the election of a Chairman or on a             Time of taking poll
question of adjournment, it shall be taken forthwith and without adjournment.

          (b) A poll demanded on any other question shall be taken at such time not being later than 48 hours from the time when the demand was made, as the Chairman may direct.

     105. On a poll taken at a meeting of the Company, a Member entitled to more      Right of Member to use
than one vote or his proxy or other person entitled to vote for him as the case       his votes differently
may be, need not, if he votes, use all his votes or cast in the same way all the votes he uses.

     106. (a) Where a poll is to be taken, the Chairman of the meeting shall          Scrutineers at poll
appoint two scrutineers to scrutinize the votes given on the poll and to report thereon to him.

          (b) The Chairman shall have power, at any time before the result of the poll is declared, to remove a scrutineer from office and to fill vacancies in the office of the scrutineer arising from such removal or from any other cause.

          (c) Of the two scrutineers appointed under this Article, one shall always be a Member (not being an officer or employee of the Company) present at the meeting, provided that such a Member is available and willing to be appointed.

     107. (a) Subject to the provisions of the Act, the Chairman of the meeting       Manner of taking poll
shall have power to regulate the manner in which a poll shall be taken.               and result thereof

          (b) The result of the poll shall be deemed to be the decision of the meeting on the resolution on which the poll was taken.

     108. In the case of an equality of votes, whether on a show of hands or on       Motion how decided in
a poll, the Chairman of the meeting at which the show of hands takes place or at      case of equality of votes
which the poll is demanded, shall be entitled to a casting vote in addition to his own vote or votes to which he may be entitled as a Member.

     109. The demand for a poll shall not prevent the continuance of a meeting        Demand for poll not to
for the transaction of any business other than the question on which the poll         prevent transaction of
has been demanded.                                                                    other business

     110. The Company shall cause Minutes of all proceedings of General Meetings      Mintues of General
to be entered in books kept for that purpose. The Minutes of each meeting shall       Meetings
contain a fair and correct summary of the proceedings thereat. All appointments of officers made at any of the meetings shall be included in the Minutes of the meeting. Any such Minutes, if purporting to be signed by the Chairman of the meeting at which the proceedings took place or in the event of death or inability of that Chairman, by a Director duly authorized by the Board for the purpose, shall be evidence of the proceedings.

     111. The books containing Minutes of proceedings of General Meetings of the      Inspection of Minutes
Company shall be kept at the Registered Office of the Company and shall be open       Books
to the inspection of any Member without charge, between 11 a.m. and 1 p.m. on all working days.

                                       23



Copies of Minutes         112. Any Member shall be entitled to be furnished within the prescribed period after he has made a request in that behalf to the Company with a copy of any Minutes referred to above on payment of such sum as may be prescribed by the Act.

                                          VOTES OF MEMBERS

Votes                     113. Subject to any rights or restrictions for the time being attached to any class or classes of shares:

                              (a) on a show of hands, every Member present in person shall have one vote, and shall be governed by the ceiling of one per cent of the total voting rights as stipulated by Section 12 (2) of the Banking Regulation Act; and

                              (b) on a poll, the voting rights of Members shall be as provided by Section 87 of the Act, but will be subject to the restrictions and limitations as prescribed by or under the Banking Regulation Act.

Voting by Members of      114. A Member of unsound mind or in respect of whom an order has been made by any
unsound mind           court having jurisdiction in lunacy may vote, whether on a show of hands or on a poll, by his committee or other legal guardian and any such committee or guardian may, on a poll, vote by proxy.

Voting by Body            115. A Body Corporate (whether a company within the meaning of the Act or not) may, if
Corporates             it is a Member, by resolution of its Board of Directors or other governing body authorize such person as it thinks fit to act as its representative at any meeting of the Company in accordance with the provisions of Section 187 of the Act. The production at the meeting of a copy of such resolution duly signed by one Director of such Body Corporate or by a member of its governing body and certified by him as being a true copy of the resolution shall on production at the meeting be accepted by the Company as sufficient evidence of the validity of his appointment.

Votes in respect of       116. Any person entitled under the Transmission Clause to transfer any shares may vote
shares of deceased     at the General Meetings in respect thereof as if he was the registered holder of such
Members                shares provided that at least 48 hours before the time of holding the meeting or adjourned meeting as the case may be at which he proposes to vote he shall satisfy the
                       Directors of his right to transfer such shares unless the Directors shall have previously admitted his right to vote at such meeting in respect thereof.

Qualification of proxy    117. (a) Any Member of the Company entitled to attend and vote at a meeting of the
                       Company shall be entitled to appoint another person (whether a Member or not) as his proxy to attend and vote instead of himself but a proxy so appointed shall not have any right to speak at the meeting.

                               (b) In every notice calling a meeting of the Company, there shall appear with reasonable prominence a statement that a Member entitled to attend and vote is entitled to appoint a proxy to attend and vote instead of himself and that a proxy need not be a
                       Member.

Votes may be given by     118. Votes may be given either personally or by attorney or by proxy or, in the case
proxy or attorney      of a Body Corporate, by a representative duly authorized as aforesaid.

Execution of              119. Every instrument of proxy whether for a specified meeting or otherwise shall be
instrument of proxy    in writing under the hand of the appointer or his attorney authorized in writing or if such appointer is a Body Corporate, under its Common Seal or the hand of an officer or an attorney duly authorized by it and shall, as nearly as circumstances will admit, be in the form specified in Schedule IX of the Act.

Deposit of instrument     120. No person shall act as proxy unless the instrument of his appointment and the
of appointment and     power of attorney or other authority, if any, under which it is signed or a notarially
inspection             certified copy of that power or authority shall have been deposited at the Office at least 48 hours before the time for holding the meeting at which the person named in the instrument of proxy proposes to vote and in default the instrument appointing the proxy shall not be treated as valid. No attorney shall be entitled to vote unless the power of attorney or other instrument appointing him as attorney or a notarially certified copy thereof has either been registered in the records of the Company at any time not less than 48 hours before the time of the meeting at which the attorney proposes to vote or is deposited at the Office not less than 48 hours before the time of such meeting as aforesaid. Notwithstanding that a power of attorney or other authority has been registered in the records of the Company, the Company may by notice in writing

                                                           24


addressed to the Member or the attorney at least seven days before the date of a meeting require him to produce the original Power of Attorney or authority and unless the same is thereupon deposited with the Company not less than 48 hours before the time fixed for the meeting the attorney shall not be entitled to vote at such meeting unless the Directors, at their absolute discretion, excuse such non-production and deposit. Every Member entitled to vote at a meeting of the Company or on any resolution to be moved thereat shall be entitled during the period beginning 24 hours before the time fixed for the commencement of the meeting and ending with the conclusion of the meeting to inspect the proxies lodged at any time during the business hours of the Company provided that not less than three days notice in writing of the intention so to inspect is given to the Company.

     121. If any such instrument of appointment be confined to the object of          Custody of
appointing a proxy or substitute for voting at meetings of the Company, it shall      instrument
remain permanently or for such time as the Directors may determine, in the custody of the Company and if embracing other objects a copy thereof, examined with the original, shall be delivered to the Company to remain in the custody of the Company.

     122. A vote given in accordance with the terms of an instrument of proxy         Validity of votes given
shall be valid notwithstanding the previous death of the principal or revocation      by proxy
of the proxy or of any Power of Attorney under which such proxy was signed or         notwithstanding death of
the transfer of the share in respect of which the vote is given, provided that        Member, etc.
no intimation in writing of the death, revocation or transfer shall have been received at the Office of the Company before the meeting.

     123. No objection shall be made to the validity of any vote except at the        Time for objections to
meeting or poll at which such vote shall be tendered and every vote whether           votes
given personally or by proxy not disallowed at such meeting or poll, shall be deemed valid for all purposes of such meeting or poll whatsoever.

     124. The Chairman of any meeting shall be the sole judge of the validity of      Chairman of any
every vote tendered at such meeting. The Chairman present at the taking of a          meeting to be the judge
poll shall be the sole judge of the validity of every vote tendered at such           of validity of any vote
poll.

     125. Any Member whose name is entered in the Register of Members of the          Equal rights of Members
Company shall enjoy the same rights and be subject to the same liabilities as all other Members of the same class.

                                            DIRECTORS

     126. Until otherwise determined by a General Meeting, the number of              Number of Directors
Directors shall not be less than three or more than 12.

     127. The persons hereinafter named are the First Directors of the Company:       First Directors

          (a) Shri Parampally Vasudeva Maiya

          (b) Shri Girish Sumanlal Mehta

          (c) Shri Sethumadhava Rao Ragothaman

          The First Directors shall retire at the first Annual General Meeting.

     128. (a) One-third of the total number of Directors shall be non-retiring        Non-rotational Directors
Directors and, except for the Debenture Director, such non-rotational Directors
(including Executive Chairman or Chairman and Managing Director or Non-executive
Chairman, Managing Director) hereinafter referred to as the "ICICI
Directors/Nominee Directors" shall be appointed by ICICI. The balance Directors shall be persons whose period of office is liable to determination by rotation and subject to the provisions of the Act, and shall be appointed by the Company in General Meeting.

          (b) (i) ICICI shall have the power to remove the Nominee Directors from office, with or without cause, and in the event of vacancy being caused in such office, by death, disability, resignation, removal or otherwise, to appoint another or others in the place(s) falling vacant; and

               (ii) any appointment or removal of a Nominee Director
                    shall be by a notice in writing addressed to the Company and the appointment or removal shall take effect forthwith upon such notice being delivered to the Company.

          (c) The Board of Directors of the Company shall have no power to remove from office any Nominee Director.

                                       25



                              (d) Subject to the provisions of the Act and rules framed thereunder, the Company shall pay the Nominee Directors sitting fees and reimbursement of expenses and other fees and commission or reimbursement to which other Directors of the Company are entitled and pay or reimburse to ICICI any expenses that may be incurred by ICICI or such Nominee
                       Directors in connection with their appointment or directorship.

Debenture Director        129. Any trust documents covering the issue of debentures or bonds of the Company may provide for the appointment of a Director (in these presents referred to as the
                       "Debenture Director") for and on behalf of the holders of the debentures or bonds for such period as is therein provided not exceeding the period for which the debentures/bonds or any of them shall remain outstanding and for the removal from office of such Debenture Director and on a vacancy being caused whether by resignation, death, removal or otherwise for appointment of a Debenture Director in the vacant place. The
                       Debenture Director shall not be liable to retire by rotation or be removed from office except provided as aforesaid.

Alternate Director        130. (a) The Board of Directors may appoint an Alternate Director to act for a
                       Director (hereinafter in this Article called the "Original Director"), at his suggestion or otherwise, during his absence for a period of not less than three months from the state in which meetings of the Board are ordinarily held.

                               (b) An Alternate Director appointed under sub-article (a) above, shall not hold office as such for period longer than permissible to the Original Director in whose place he has been appointed and shall vacate office if and when the Original Director returns to the state in which meetings of the Board are ordinarily held.

                               (c) If the term of office of the Original Director is determined before he so returns to the state aforesaid, any provision for the automatic re-appointment of retiring Directors in default of another appointment shall apply to the Original and not to the Alternate Director.

Share qualification       131. (a) No Director shall be required to hold any qualification shares of the
                       Company.

                               (b) No person shall be qualified to be a Director if his appointment is in contravention of any law or guideline in force or if by amendment of any law or guideline, his continuance in office is in contravention of such law or guideline, he shall immediately vacate his office; on such vacation he shall not be entitled to any compensation.

Remuneration of           132. The fees payable to a Director for attending a meeting of the Board or Committee
Directors              thereof shall be decided by the Board of Directors from time to time within the limits as may be prescribed by the Act or the Central Government.

Directors not bona        133. The Directors may allow and pay to any Director who is not a bona fide resident fide residents of the  of the place where a meeting is held and who shall come to such place for the purpose of place where a meeting  attending a meeting such sum as the Directors may consider fair compensation for
is held, may receive   travelling, hotel and other expenses in addition to his remuneration as above specified
extra compensation     and the Directors may fix the remuneration to be paid to any member or members of their body constituting a Committee appointed by the Directors in terms of these presents and may pay the same.

Extra remuneration to     134. Subject to the provision of the said Acts, if any Director, being willing, shall
Directors for special  be called upon to perform extra services or to make any special exertions in going out or
work                   residing at a particular place or otherwise for any of the purposes of the Company, the
                       Company may remunerate such Directors either by a fixed sum or otherwise as may be determined by the Directors and such remuneration may be either in addition to or in substitution for his remuneration above provided.

Additional Director       135. The Directors shall have the power at any time and from time to time to appoint, subject to the provisions of these presents, any person as an Additional Director to the
                       Board but so that the total number shall not at any time exceed the maximum number fixed for the Board but any Director so appointed shall hold office only up to the date of the next Annual General Meeting of the Company and shall then be entitled for re-election.

Casual vacancy            136. If the office of any Director appointed by the Company in General Meeting is vacated before his term of office expires in the normal course, the resulting casual vacancy may be filled by the Board of Directors at a meeting of the Board and the
                       Director so appointed shall hold office only up to the date up to which the Director in whose place he is appointed would have held office if it had not been vacated.

Directors may act         137. Subject to the provisions of the Act, the continuing Directors may act
notwithstanding        notwithstanding any vacancy in their body, but so that if the number falls below the
vacancy                minimum number fixed

                                                           26



the Directors shall not, except in emergencies or for the purpose of filling up vacancies or for summoning a General Meeting of the Company, act so long as the number is below the minimum and they may so act notwithstanding the absence of a necessary quorum.

     138. (a) The office of a Director shall become vacant if:                        Office of Directors
                                                                                      becoming vacant
              (i)    he is found to be of unsound mind by a court of competent
                     jurisdiction; or

              (ii)   he applies to be adjudicated an insolvent; or

              (iii)  he is adjudged an insolvent; or

              (iv) he is convicted by a court of any offence involving moral turpitude and sentenced in respect thereof to imprisonment for not less than six months; or

              (v) he fails to pay any call in respect of shares held by him alone or jointly with others within six months from the last date fixed for the payment of the call unless the Central Government has, by notification in the Official
                     Gazette, removed the disqualification incurred by such failure; or

              (vi) he absents himself from three consecutive Meetings of the Directors or from all Meetings of the Directors for a continuous period of three months, whichever is the longer, without leave of absence from the Board of Directors; or

              (vii) he (whether by himself or by any person for his benefit or on his account) or any firm in which he is a partner or any private company of which he is a Director, accepts a loan or guarantee or security for a loan from the Company in contravention of Section 295 of the Act; or

              (viii) he acts in contravention of Section 299 of the Act; or

              (ix)   he becomes disqualified by an order of the court under
                     Section 203 of the Act; or

              (x)    he is removed in pursuance of Section 284 of the Act; or

              (xi) he resigns office by notice in writing addressed to the Company or to the Directors; or

              (xii) having been appointed a Director by virtue of his holding any office or other employment in the Company, he ceases to hold such office or other employment in the Company; or

              (xiii) he becomes disqualified under Article 131 (b); or

              (xiv) he is disqualified for being appointed as a Director under any of the provisions of either of the said Acts.

          (b) Notwithstanding anything in clauses (iii), (iv) and (ix) of             Period from which
sub-article (a) above, the disqualification referred to in those clauses shall        disqualification to take
not take effect:                                                                      effect

              (i) for 30 days from the date of adjudication or sentence or order; or

              (ii) where any appeal or petition is preferred within 30 days aforesaid against the adjudication, sentence or conviction resulting in the sentence or order until the expiry of seven days from the date on which such appeal or petition is disposed of; or

              (iii) where, within the seven days aforesaid, any further appeal or petition is preferred in respect of the adjudication, sentence, conviction or order and the appeal or petition, if allowed, would result in the removal of the disqualification, until such further appeal or petition is disposed of.

     139. (a) Every Director of the Company who is in any way, whether directly       Disclosure of interest by
or indirectly, concerned or interested in a contract or arrangement or proposed       Director
contract or arrangement entered into or to be entered into, by or on behalf of the Company, shall disclose the nature of his concern or interest at a Meeting of the Board of Directors.

                                       27



                              (b)  (i)   In the case of a proposed contract or arrangement, the disclosure required to be made by a Director under sub-article (a) above shall be made at the meeting of the Board at which the question of entering into contract or arrangement is first taken into consideration or if the Director was not, at the date of that meeting, concerned or interested in the proposed contract or arrangement at the first meeting of the Board held after he becomes so concerned or interested;

                                   (ii)  in the case of any other contract or arrangement, the required disclosure shall be made at the first meeting of the Board held after the Director becomes concerned or interested in the contract or arrangement.

                              (c)  (i)   For the purpose of sub-articles (a) and (b) above, a general notice given to the Board by a Director, to the effect that he is a Director or a Member of a specified Body Corporate or is a partner of a specified firm and is to be regarded as concerned or interested in any contract or arrangement which may, after the date of the notice, be entered into with that Body Corporate or firm shall be deemed to be a sufficient disclosure of concern or interest in relation to any contract or arrangement so made;

                                   (ii)  any such general notice shall expire at the end of the financial year in which it is given, but may be renewed for further periods of one financial year at a time, by a fresh notice given in the last month of the financial year in which it would otherwise expire;

                                   (iii) no such general notice and no renewal thereof shall be of effect unless it is either given at a meeting of the Board or the Director concerned takes reasonable steps to secure that it is brought up and read at the first meeting of the Board after it is given.

                              (d) Nothing in this Article shall be taken to prejudice the operation of any rule of law restricting a Director of the Company from having any concern or interest in any contracts or arrangements with the Company.

                              (e) Nothing in this Article shall apply to any contract or arrangement entered into or to be entered into between the Company and any other company where any of the
                       Directors of the Company or two or more of them together holds or hold not more than two per cent of the paid-up share capital in the other company.

Interested Director       140. (a) No Director of the Company shall, as a Director, take part in the discussion not to participate or  of, or vote on, any contract or arrangement entered into or to be entered into, by vote in Board Meetings Board's proceedings or on behalf of the Company, if he is in any way, whether directly or indirectly, concerned or interested in the contract or arrangement; nor shall his presence count for the purpose of forming a quorum at the time of any such discussion or vote; and if he does vote, his vote shall be void.

                               (b) Sub-article (a) above shall not apply to:

                                 (i)   any contract of indemnity against any loss which the Directors or any one or more of them may suffer by reason of becoming or being sureties or a surety for the Company;

                                 (ii)  any contract or arrangement entered into or to be entered into with a public company or a private company which is a subsidiary of a public company, in which the interest of the Director aforesaid consists solely:

                                       o   in his being a Director of such company and the holder of not more than shares of such number or value therein as is requisite to qualify him for appointment as a Director thereof, he having been nominated as such Director by the Company, or

                                       o   in his being a member holding not more than two per cent of the paid-up share capital of such other company.

                                 (iii) any contract or agreement entered into or to be entered into with ICICI in which the interest of a Nominee Director consists solely of his being a Director or officer of ICICI.

                                                           28



     141. (a) Subject to the provisions of the said Acts, these presents and          Director may be
any other law for the time being in force, a Director of the Company may be or        Directors of Companies
become a Director of any company promoted by the Company or in which he may be        promoted by the
interested as vendor, member or otherwise and no such Director shall be               Company
accountable for any benefits received as Director or member of such other company.

          (b) A Director shall, within 20 days of his appointment to or               Disclosure by Director
relinquishment of his office as Director, Managing Director, Manager or               on appointment
Secretary in any other Body Corporate, disclose to the Company the particulars relating to his office in the other Body Corporate which are required to be specified under Section 303(1) of the Act.

          (c) The Company shall enter the aforesaid particulars in a Register         Register of Directors, etc.
kept for the purpose in conformity with Section 303 of the Act.

          (d) A Director shall give notice in writing to the Company of his           Director to give notice
holding of shares and debentures of the Company or its subsidiary, together with      of his shareholdings
such particulars as may be necessary to enable the Company to comply with the provision of Section 307 of the Act. If such notice be not given at a meeting of the Board, the Director shall take all reasonable steps to secure that it is brought up and read at the next meeting of the Board after it is given. The
Company shall enter particulars of a Director's holding of shares and debentures as aforesaid in a Register kept for the purpose in conformity with Section 307 of the Act.

          (e) If any Director has any interest in any other company,                  Disclosure by Director
institution, financial intermediary or any Body Corporate by virtue of his            of interest in any other
position as director or partner or with which he may be associated in any other       company, etc.
capacity, then he shall disclose his interest to the Board of Directors.

                                      ROTATION OF DIRECTORS

     142. At every Annual General Meeting of the Company other than the first         Directors to retire
Annual General Meeting, one-third of such of the Directors for the time being as      annually how determined
are liable to retire by rotation or if their number is not three or a multiple of three, then the number nearest to one-third, shall retire from office. The
Debenture Directors and the Nominee Directors, subject to Article 151, shall not be subject to the retirement under this Article.

     143. The Directors to retire by rotation at every Annual General Meeting         Which Directors to retire
shall be those who have been longest in office since their last appointment, but as between persons who became Directors on the same day, those who are to retire shall (unless they otherwise agree among themselves) be determined by lot.

     144. A retiring Director shall be eligible for re-election.                      Re-election

     145. The Company at the Annual General Meeting at which a Director retires       Company to fill up
in the manner aforesaid may fill up the vacated office by appointing the              vacancy
retiring Director or some other person thereto.

     146. If the place of the retiring Director is not so filled up and the           Retiring Directors to
meeting has not expressly resolved not to fill the vacancy, the meeting shall         remain in office till
stand adjourned till the same day in the next week, at the same time and place,       successors appointed
or if that day is a public holiday, till the next succeeding day which is not a public holiday, at the same time and place, and if at the adjourned meeting also, the place of the retiring Director is not filled up and that meeting also has not expressly resolved not to fill the vacancy, the retiring Director shall be deemed to have been re-appointed at the adjourned meeting, unless:

             (i) at that meeting or at the previous meeting, a resolution for the re-appointment of such Director has been put to the meeting and lost;

             (ii) the retiring Director has, by a notice in writing addressed to the Company or the Board of Directors, expressed his unwillingness to be so re-appointed;

             (iii) he is not qualified or is disqualified for appointment;

             (iv) a Resolution, whether Special or Ordinary, is required for his appointment by virtue of any provisions of the Act;

             (v)   the provision to sub-article (b) or sub-article (c) of
                   Article 147 is applicable to the case.

     147. (a) At every Annual General Meeting of the Company, a motion shall not      Appointment of
be made for the appointment of two or more persons as Directors of the Company        Directors to be voted on
by a single resolution, unless a resolution that it shall be so made has first        individually
been agreed to by the meeting without any vote being given against it.

          (b) A resolution moved in contravention of sub-article (a) above shall be void whether or not objection was taken at the time to its being so moved.

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


                               Provided that where a resolution so moved is passed, no provision for the automatic re-appointment of retiring Director, in default of another appointment shall apply.

                               (c) For the purposes of this Article, a motion for approving a person's appointment or for nominating a person for appointment shall be treated as a motion for his appointment.

Company may               148. Subject to the provisions of Sections 252, 255 and 259 of the Act, the Company
increase or reduce     may, by Ordinary Resolution from time to time increase or reduce the number of Directors.
the number of
Directors                      Provided that any increase in the number of Directors except an increase which is within the permissible maximum shall not have any effect unless approved by the
                               Regulatory Agencies whose approval is required under any law for the time being in force.

Right of persons other    149. (a) Subject to the provisions of the said Acts and these presents, no person, not
than retiring          being a retiring Director, shall be eligible for election to the office of Directors at
Directors to stand     any General Meeting, unless he or some other Member intending to propose him has, at
for Directorship       least 14 days before the meeting, left at the office of the Company a notice in writing under his hand signifying his candidature for the office of Director or the intention of such Member to propose him along with a deposit of such sum as may be prescribed which shall be refunded to such person or, as the case may be, to such Member, if the person succeeds in getting elected as a Director.

                               (b) The Company shall inform its Members of the candidature of a person for the office of Director, or the intention of a Member to propose such person as a candidate for that office by serving individual notices on the Members not less than seven days before the meeting.

                                   Provided that it shall not be necessary for the Company to serve individual notices upon the Members as aforesaid if the Company advertises such candidature or intention not less than seven days before the meeting in at least two newspapers circulating in the place where the Registered Office of the Company is located, of which one is published in the English language and the other in the regional language of that place.

                               (c) Every person (other than a Director retiring by rotation or otherwise or a person who has left at the office of the Company a notice under Section 257 of the Act signifying his candidature for the office of a Director) proposed as a candidate for the office of a Director shall sign and file with the Company his consent in writing to act as a Director, if appointed.

                               (d) The Company shall ensure that the appointment of Directors of the Company in
                       General Meeting and nomination of ICICI Directors by ICICI and their retirement shall be in accordance with the provisions of the said Acts.

                               (e) A person, other than:

                                 (i)   a Director re-appointed after retirement by rotation or immediately on the expiry of his term of office; or

                                 (ii)  an Additional or Alternate Director or a person filling a casual vacancy in the office of a Director under Section 262 of the Act, appointed as a
                                       Director or re-appointed as an Additional or Alternate Director immediately on the expiry of his term of office; or

                                 (iii) a person named as Director of the Company under this Article as first registered

                                     Shall not act as a Director of the Company unless he has, within 30 days of his appointment, signed and filed with the Registrar his consent in writing to act as such Director.

Removal of Directors      150. (a) The Company may subject to the provisions of Section 284 of the Act, by
                       Ordinary Resolution remove a Director (not being a Debenture Director or a Nominee
                       Director) before the expiry of his period of office.

                               (b) Special Notice shall be required of any resolution to remove a Director under this Article or to appoint somebody instead of a Director so removed at the meeting at which he is removed.

                               (c) On receipt of notice of a resolution to remove a Director under this Article, the Company shall forthwith send a copy thereof to the Director concerned and the
                       Director (whether or not he is a Member of the Company) shall be entitled to be heard on the resolution at the meeting.

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


          (d) Where notice is given of a resolution to remove a Director under this Article and the Director concerned makes with respect thereto representations in writing to the Company (not exceeding a reasonable length) and requests their notification to Members of the Company, the Company shall, unless the representations are received by it too late for it to do so:

             (i) in any notice of the resolution given to Members of the Company, state the fact of the representations having been made, and

             (ii) send a copy of the representations to every Member of the
                  Company to whom notice of the meeting is sent (whether before or after receipt of the representations by the Company) and if a copy of the representation is not sent as aforesaid because they were received too late or because of the Company's default, the Director may (without prejudice to his right to be heard orally) require that the representations shall be read out at the meeting.

          Provided that, copies of the representations need not be sent out and the representations need not be read out at the meeting, if on the application either of the Company or of any other person who claims to be aggrieved, the Company Law Board is satisfied that the rights conferred by this sub-article are being abused to secure needless publicity for defamatory matter.

          (e) A vacancy created by the removal of a Director under this Article may, if he had been appointed by the Company in General Meeting or by the Board, be filled by the appointment of another Director in his stead, by the meeting at which he is removed, provided Special Notice of the intended appointment has been given under sub-article (b) above. A Director so appointed shall hold office until the date up to which his predecessor would have held office if he had not been removed as aforesaid.

          (f) If the vacancy is not filled under sub-article (e) of this Article, it may be filled as a casual vacancy in accordance with the provisions so far as they may be applicable of Article 136 and all the provisions of that Article shall apply accordingly.

          Provided that the Director who was removed from office shall not be reappointed as a Director by the Board of Directors.

                      CHAIRMAN - EXECUTIVE CHAIRMAN - CHAIRMAN AND MANAGING
                       DIRECTOR - MANAGING DIRECTOR - WHOLE-TIME DIRECTOR

     151. (a) Subject to the provisions of the said Acts and these presents,          Board may apoint
ICICI shall be entitled to appoint from time to time, one or more of the ICICI        Chairman, Managing
Directors to be Chairman and Managing Director of the Company to act as the           Director(s) or
Whole-time or Executive Chairman and Managing Director of the Company                 Whole-time Director(s)
(hereinafter referred to as the "Executive Chairman") or a Managing Director or
Managing Directors and/or Whole-time Director or Whole-time Directors of the
Company (hereinafter referred to as the "Managing Director") for such term not exceeding five years at a time as ICICI may think fit to manage the affairs and business of the Company and may from time to time (subject to provisions of any contract between him or them and the Company) remove or dismiss him or them from office and appoint another or others in his or their place or places.

          (b) If ICICI has not nominated Executive Chairman or Managing Director as provided in sub-article (a) above, then subject to the provisions of the said
Acts and these presents, the Board of Directors of the Company shall have the power to appoint from time to time one or more of their body to be the Executive
Chairman or Managing Director as the case may be.

          (c) Unless ICICI has exercised its rights to appoint the Executive
Chairman as provided in sub-article (a) above, ICICI shall have the right to appoint a Non-executive Chairman.

          (d) Subject to the provisions of the said Acts and these presents, the      What provisions they
Executive Chairman or the Managing Director shall not, while he continues to          will be subject to
hold that office, be subject to retirement by rotation under Article 142, but he shall be subject to the provisions of any contract between him and the Company and be subject to the same provisions as to the resignation and removal as the other Directors of the Company and he shall ipso facto and immediately cease to be an Executive Chairman or Managing Director if he ceases to hold the office of
Director from any cause, provided that if at any time the number of Directors
(including Executive Chairman or Managing Director) as are not subject to retirement by rotation shall exceed one-third of the total number of the
Directors for the time being, then the Executive Chairman or Managing Director or any of them as the Directors may from time to time determine shall be liable to retirement by rotation in accordance with Article 142 to the intent that the number of Directors not liable to retirement by rotation shall not exceed one-third of the total number of Directors for the time being.

                                       31



Remuneration of                (e) The remuneration of the Managing Director or Whole-time Director shall
Managing or Whole-     (subject to Section 309 of the Act and other applicable provisions of the said Acts and
time Director(s)       these Articles and of any contract between him and the Company) be fixed by the
                       Directors, from time to time and may be by way of fixed salary and/or perquisites or commission on profits of the Company or by participation in such profits or by any or all these modes or any other mode not expressly prohibited by the Act.

                               (f) Subject to sub-article (d) above, the Managing Director(s) and/or Whole-time
                       Director(s) so appointed shall not be liable to retire at any General Meeting of the
                       Company.

                               (g) Subject to the provisions of Sections 198, 269, 309, 310 and 311 of the Act and also subject to the limitations, conditions and provisions of Schedule XIII of the
                       Act, the appointment and payment of remuneration to the Executive Chairman or Managing
                       Director(s) shall be subject to approval of the Members in General Meeting.

                               (h) Subject to the superintendence, control and direction of the Board, the day-to-day management of the Company shall be in the hands of the Executive Chairman or
                       Managing Director, with power to the Board to distribute such day-to-day management functions in any manner as deemed fit by the Board, subject to the provisions of the Act and these presents and shall also be subject to the provisions of the Banking Regulation
                       Act, 1949.

                               (i) The Executive Chairman or Managing Director shall not exercise the powers to:

                                 (i)   make calls on shareholders in respect of any money unpaid on the shares in the Company;

                                 (ii)  issue debentures;

                                       and except to the extent mentioned in the Resolution passed at the Board
                                       Meeting under Section 292 of the Act, shall also not exercise the powers to:

                                 (iii) borrow moneys, otherwise than on debenture;

                                 (iv)  invest the funds of the Company; and

                                 (v)   make loans, give credits or sign credit notes exceeding an amount fixed by the Board from time to time.

                                 PROCEEDINGS OF DIRECTORS' MEETINGS

Meeting of Directors      152. The Directors may meet together for the despatch of business, adjourn and otherwise regulate their meetings and proceedings as they think fit.

                               Provided, however, that the meeting of the Board of Directors shall be held at least once in every three calendar months and at least four such meetings shall be held every year.

When meeting to be        153. The Chairman may at any time and the Manager, Secretary or such other officer of
convened               the Company as may be authorized by the Directors shall upon the requisition of a
                       Director convene a meeting of the Board.

Notice of meetings        154. Notice of every meeting of the Board of Directors of the Company shall be given in writing to every Director for the time being in India and at his usual address in
                       India to every other Director.

Quroum and its            155. Subject to Section 287 of the Act, the quorum for a meeting of the Board shall be
competence to          one-third of its total strength excluding Directors, if any, whose places may be vacant
exercise powers        at the time and any fraction contained in that one-third being rounded off as one or two
                       Directors, whichever is higher.

                               Provided that where at any time the number of interested Directors exceeds or is equal to two-thirds of the total strength of the number of remaining Directors, that is to say, the number of Directors who are not interested, present at the
                               Meeting being not less than two, shall be the quorum during such time.

                               Provided further, that no quorum for a meeting of the Board shall be constituted and no such meeting shall proceed to transact any business unless at least one
                               ICICI Director or his Alternate are present at such meeting, except where for a particular meeting the said requirement for a quorum is waived in writing by the
                               ICICI Directors or their Alternates.

                               For the purposes of this Article:

                                 (i)   "total strength" means the total strength of the Directors of the Company as determined in pursuance of the Act, after deducting therefrom the number of the Directors, if any, whose places may be vacant at the time;

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


             (ii) "interested Director" means any Director whose presence cannot by reason of Article 140 count for the purpose of forming a quorum at a meeting of the Board, at the time of the discussion or vote on any matter.

     156. (a) If a meeting of the Board could not be held for want of                 Procedure where
quorum, then, unless the Directors present at such meeting otherwise decide, the      meeting adjourned for
meeting shall automatically stand adjourned till the same day in the next week,       want of quorum
at the same time and place, or if that day is a public holiday, till the next succeeding day which is not a public holiday at the same time and place.

          (b) The provisions of Article 152 shall not be deemed to have been contravened merely by reason of the fact that a meeting of the Board which had been called in compliance with the terms of that Article could not be held for want of a quorum.

     157. Subject to the restrictions contained in Section 292 of the Act, the        Directors may appoint
Board may delegate any of their powers to the Committees of the Board consisting      Committees
of at least the Chairman or the Managing Director of the Company and one ICICI
Director (other than Chairman or Managing Director); and the Board may from time to time revoke and discharge such Committee of the Board either wholly or in part and either as to persons or purposes, but every Committee of the Board so formed shall in the exercise of the powers so delegated conform to any regulations that may from time to time be imposed on it by the Board. All acts done by any such Committee of the Board in conformity with such regulations and in fulfilment of the purposes of its appointment but not otherwise, shall have the force and effect as if done by the Board. The quorum for a meeting of such a
Committee shall be two.

     158. The meetings and proceedings of any such Committee shall be governed        Meetings of Committees
by the provisions of these presents for regulating the meetings and proceedings       how to be governed
of the Directors, so far as the same are applicable thereto and are not superseded by any regulations made by the Directors under Article 157.

     159. (a) All meetings of the Directors and the Committee shall be presided       Chairman to preside
over by the Chairman. If at any meeting the Chairman is not present within            over meetings of Board
fifteen minutes of the time appointed for holding the same, the Directors present shall choose one of the other ICICI Directors to be Chairman of such meeting.

          (b) Subject to the provisions of Sections 316, 372(5) and 386 of the        Questions at Board
Act, any question arising at any meeting of the Board shall be decided by a           Meetings to be decided
majority of votes and in case of equality of votes, the Chairman shall have second or casting vote.

     160. The meeting of the Board of Directors for the time being at which           Powers to be exercised
quorum is present, shall be able to exercise all or any of the authorities,           at meeting
powers and discretion which by or under the Act or these presents are vested in or exercisable by the Board of Directors generally.

     161. (a) The Board shall exercise the following powers on behalf of the          Certain powers to be
Company, and it shall do so only by means of resolutions passed at its meetings:      exercised by Board at
                                                                                      meeting only
             (i)   the power to make calls on shareholders in respect of money unpaid on their shares;

             (ii)  the power to issue debentures;

             (iii) the power to borrow moneys otherwise than by debentures;

             (iv)  the power to invest the funds of the Company; and

             (v)   the power to make loans.

          (b) Provided that the Board may, by a resolution passed at a meeting, delegate to any Committee of Directors, the Managing Director, the Manager or any other principal officer of the Company or in the case of a branch office of the Company, to a principal officer of the branch office, the powers specified in clauses (iii), (iv) and (v) of sub-article (a) above to the extent and subject to the conditions specified in Section 292 of the Act.

          (c) Notwithstanding anything contained in sub-article (a) above, the following matters can be considered only at a meeting of the Board of Directors or Committee of Directors of the Company at which at least one ICICI Director is present, hereinafter referred to as the "Fundamental Matters". Resolutions on Fundamental Matters shall not be effective unless there is a favourable vote of the majority of ICICI Directors present at the meeting:

                                       33



                                 (i)   any decision to alter or amend or authorize additional business activities in which the Company may participate;

                                 (ii)  any amendment to the Memorandum or Articles of Association of the Company
                                       or any change in the authorized or issued share capital of the Company;

                                 (iii) any merger involving the Company, any acquisition of property or asset by the Company or any significant sale of or other disposition by the
                                       Company of any property or asset, in either case, where the consequence thereof might have a material effect on the income or financial position of the Company or any liquidation, dissolution or bankruptcy of the
                                       Company;

                                 (iv)  the establishment of any subsidiary, any significant sale or contribution or other disposition of property or asset to a subsidiary of the Company and the exercise by the Company of any shareholder's voting rights for shares of any subsidiary;

                                 (v)   any determination of maximum exposure limit with respect to categories of the Company's activities;

                                 (vi)  the selection and replacement of the Auditors of the Company, and

                                 (vii) any determination of broad policies regarding staffing, employment and codes of conduct.

Consent of the Company    162. The Board shall not, except with the consent of the Company, in General Meeting:
necessary for exercise
of certain powers              (a) Sell, lease or otherwise dispose of the whole or substantially the whole, of the undertaking of the Company or where the Company owns more than one undertaking of the whole or substantially the whole, of any such undertaking.

                               (b) Remit or give time for the repayment of, any debt due by a Director.

                               (c) Invest, otherwise than in trust securities, the amounts of compensation received by the Company in respect of the compulsory acquisition of any such undertaking as is referred to in sub-article (a) or of any premises or properties used for any such undertaking and without which it cannot be carried on or can be carried on only with difficulty or only after a considerable time.

                               (d) Borrow moneys where the moneys to be borrowed together with the moneys already borrowed by the Company (apart from temporary loans obtained from the Company's bankers in the ordinary course of business) will exceed the aggregate of the paid-up capital of the Company and its free reserves, that is to say, reserves not set apart for any specific purpose or;

                                 (i)   the expression "temporary loans" means loans repayable on demand or within six months from the date of the loan or such higher term, discounting of bills and issues of other short-term loans of a seasonal nature, but does not include loans raised for the purpose of financing expenditure of capital nature; and

                                 (ii)  accepting deposits by the Company shall not be considered as the Company having borrowed moneys for the purpose of this Article.

                               (e) Contribute to charitable and other funds not directly relating to the business of the Company or the welfare of its employees, any amounts the aggregate of which will, in any financial year, exceed the prescribed limits.

Acts of Board or          163. All acts done by any meeting of the Board or of a Committee thereof or by any
Committees valid       person acting as a Director, shall be valid notwithstanding that it may be afterwards
notwithstanding        discovered that the appointment of any one or more of such Directors or of any person defect of appointment  acting as aforesaid, was invalid by reason of defect or disqualification or had terminated by virtue of any provision contained in the Act or these presents. Provided that nothing in this Article shall be deemed to give validity to acts done by a Director after his appointment has been shown to the Company to be invalid or to have terminated.

Resolution by circular    164. No Resolution shall be deemed to have been duly passed by the Board or by a
                       Committee thereof by circulation, unless the Resolution has been circulated in draft, together with the necessary papers, if any, to all the Directors, or to all the Members of the Committee, then in India (not being less in number than the quorum fixed for a meeting of the Board or Committee, as the case may be) and to all other Directors or
                       Members, at their usual address

                                                           34



in India and has been approved by such of the Directors as are then in India or by a majority of such of them, as are entitled to vote on the Resolution.

     165. (a) If the requirements as to the constitution of the Board as              Reconstitution of the
laid down in any of the said Acts are not fulfilled at any time, the Board shall      Board
reconstitute such Board so as to ensure that such requirements are fulfilled.

          (b) If, for the purpose of reconstituting the Board under sub-article
(a) above, it is necessary to retire any Director or Directors, the Board shall, by lots drawn at a Board Meeting, decide which Director or Directors shall cease to hold office and such decision shall be binding on every Director.

          (c) Every Director, if he is appointed under any casual or other vacancy, shall hold office until the date up to which his predecessor would have held office, if the election had not been held or, as the case may be, the appointment had not been made.

          (d) No act or proceeding of the Board of Directors of the Company shall be invalid by reason only of any defect in the composition thereof or on the ground that it is subsequently discovered that any of its Members did not fulfill the requirements of this Article.

                                       POWERS OF DIRECTORS

     166. (a) Subject to the provisions of the said Acts, the Board of Directors      General powers of
shall be entitled to exercise all such powers and to do all such acts and             Company vested in
things, as the Company is authorised to exercise and do.                              Directors

          Provided that the Board shall not exercise any power to do any act or thing which is directed or required, by any act or by the Memorandum or Articles of the Company or otherwise, to be exercised or done by the Company in General Meeting.

          Provided further that in exercising any such power or doing any such act or thing, the Board shall be subject to the provisions contained in that behalf in any Act or in the Memorandum or Articles of the Company or in any regulations not inconsistent therewith and duly made thereunder including regulations made by the Company in General
          Meeting.

          (b) No regulation made by the Company in General Meeting shall invalidate any prior act of the Board which would have been valid if that regulation had not been made.

     167. Without prejudice to the general powers conferred by the last               Specific powers given to
preceding Article and the other powers conferred by these presents but subject,       Directors
however, to the provisions of the Act, the Memorandum and these presents it is hereby expressly declared that the Directors shall have the following powers.

          (a) To pay the costs, charges and expenses preliminary and incidental       To pay costs of
to the promotion, formation, establishment and registration of the Company.           incorporation

          (b) To have an Official Seal for use abroad.                                Seal abroad

          (c) To purchase or otherwise acquire for the Company any property           Acquiring properties,
rights or privileges which the Company is authorized to acquire at such price         rights, etc.
and generally on such terms and conditions as they think fit.

          (d) At their discretion to pay for any property or rights or                To pay for property
privileges acquired by or services rendered to the Company, either wholly or partially in cash or in shares, bonds, debentures, debenture stock or other securities of the Company and any such shares may be issued either as fully paid-up or with such amount credited as paid up thereon as may be agreed upon and any such bonds, debentures, debenture stock or other securities may be either specifically charged upon all or any part of the property of the Company and its uncalled capital or not so charged.

          (e) To insure and keep insured against loss or damage by fire or            To insure properties
otherwise for such period and to such extent as they may think proper all or any part of the buildings, machinery, goods, stores, produce and other movable property of the Company either separately or jointly; also to insure all or any portion of the goods, produce, machinery and other articles imported or exported by the Company and to sell, assign, surrender or discontinue any policies of assurance effected in pursuance of this power.

          (f) To open accounts with any bank or bankers or with any company,          To open bank accounts
firm or individual and to pay money into and draw money from any such account from time to time as the Directors may think fit.

                                       35



To secure contracts            (g) To the extent permissible under the said Acts, to secure the fulfilment of
by mortgage            any contracts or engagements entered into by the Company by mortgage or charge of all or any of the property of the Company and its uncalled capital for the time being or in such other manner as they think fit.

To attach conditions           (h) To attach to any shares issued as the consideration or part of the consideration for any contract with or property acquired by the Company or in payment for services rendered to the Company, such conditions as to the transfer thereof as they think fit.

To accept surrender            (i) To accept from any Member, on such terms and conditions as shall be agreed, a
of shares              surrender of his shares or stock or any part thereof.

To appoint trustees            (j) To appoint any person or persons (whether incorporated or not) to accept and hold in trust for the Company any property belonging to the Company or in which it is interested or for any other purposes and to execute and do all such acts and things as may be requisite in relation to any such trust and to provide for the remuneration of such trustee or trustees.

To institute, act,             (k) To institute, conduct, defend, compound or abandon any legal proceedings by
conduct legal          or against the Company or its officers or otherwise concerning the affairs of the Company
proceedings            and also to compound and allow time for payment or satisfaction of any debt due or of any claims or demands by or against the Company.

To refer to                    (l) To refer any claim or demand by or against the Company to arbitration and
arbitration            observe and perform the awards.

To act in matters              (m) To act on behalf of the Company in all matters relating to bankruptcy and
of bankruptcy and      insolvency.
insolvency
To give receipts               (n) To make and give receipts, releases and other discharges for moneys payable to the Company and for the claims and demands of the Company.

To determine who shall         (o) To determine from time to time who shall be entitled to sign on the Company's
be entitled to sign    behalf bills, notes, receipts, acceptances, endorsements, cheques, dividend warrants,
on Company's behalf    releases, contracts and documents.

To invest moneys               (p) To invest and deal with any of the moneys of the Company whether or not immediately required for the purposes thereof, upon such securities and in such manner as they may think fit and from time to time to vary or realize such investments.

To give security by            (q) To execute in the name and on behalf of the Company in favour of any Director
way of indemnity       or other person who may incur or be about to incur any personal liability for the benefit of the Company such mortgages of the Company's property (present and future) as they think fit and any such mortgage may contain a power of sale and such other powers, covenants and provisions as shall be agreed on.

To give interest in            (r) To give to any Director, officer or other person employed by the Company an
particular business    interest in any particular business or transaction or otherwise or a share in the general
or transaction, etc.   profits of the Company and such interest, commission or share of profits shall be treated as a part of the working expenses of the Company.

                                   Provided that the share of general profits of the Company payable to the
                                   Directors or to the officers of the Company or such other person shall not exceed in the aggregate a sum equivalent to three per cent of the net profits of the Company as determined in accordance with the provisions of Sections
                                   349 and 350 of the Act.

                                   Provided, further, that this limitation or restriction on the percentage of net profits shall not be applicable to any distribution of a general bonus to employees of the Company.

To provide for the             (s) To provide for the welfare of employees or ex-employees of the Company or its welfare of employees,  predecessors in business and the spouse, widow or widower, father (including stepfather),
etc.                   mother (including stepmother), brother (including stepbrother), sister (including stepsister), son (including stepson), daughter (including stepdaughter), son's widow, daughter's widower, deceased son's children, deceased daughter's children or the dependents of such employees or ex-employees by building or contributing to the building of houses or dwellings or by grant of money, pensions, allowances, bonus or other payments or by building or contributing to the building of houses or dwelling or by creating and from time to time subscribing or contributing to provident funds and other associations, institutions, funds or trusts and by

                                                           36



providing or subscribing or contributing towards places of instruction and recreation, hospitals and dispensaries, medical and other attendances and to subscribe or contribute to or otherwise assist charitable, benevolent, national and/or other institutions or objects.

          (t) Subject to the provisions of the Act and these presents to              To subscribe to
subscribe or guarantee money for any national, charitable, benevolent, public,        charitable funds
general or useful object or for any exhibition or to any institution, club, society or fund.

          (u) The Directors may, before recommending any dividend, set aside out      To establish revenue fund
of the profits of the Company such sums as they may think proper for depreciation or to a Depreciation Fund or as reserve or to a Reserve Fund or
Sinking Fund or any Special Fund to meet contingencies or to repay preference shares or debentures or for payment of dividends or for equalizing dividends or for repairing, improving, extending and maintaining any part of the property of the Company or for such other purposes as the Directors may, in their absolute discretion, think conducive to the interests of the Company; and the Directors may invest the several sums so set aside or so much thereof as required to be invested upon such investments (subject to the restrictions imposed by the Act)
as the Directors may think fit and from time to time deal with and vary such investments and dispose of and apply and expend all or any part thereof for the benefit of the Company, in such manner and for such purposes as the Directors
(subject to such restrictions as aforesaid), in their absolute discretion, think conducive to the interests of the Company notwithstanding that the matters to which the Directors apply or upon which they expend the same, or any part thereof may be matters to or upon which the capital moneys of the Company might rightly be applied or expended; and the Directors may divide the reserve or any fund into such special funds and transfer any sum from one fund to another as the Directors may think fit and may employ the assets constituting all or any of the above funds, including the Depreciation Fund, in the business of the Company or in the purchase or repayment of preference shares or debentures and that without being bound to keep the same separate from the other assets and without being bound to pay interest on the same, with power, however, to the Directors, at their discretion, to pay or allow to the credit of such fund interest at such rate as the Directors may think proper, not exceeding five per cent per annum.

          (v) To appoint and, at their discretion, remove or suspend such             To appoint officers, etc.
committee or committees of experts, technicians or advisers or such manager(s), officer(s), clerk(s), employee(s) and agent(s) for permanent, temporary or special services as they may from time to time think fit and to determine their powers and duties and fix their salaries and emoluments and require security in such instances and to such amounts as they may think fit and also without prejudice as aforesaid from time to time to provide for the management and transaction of the affairs of the Company in any specified locality in India and the provisions contained in sub-articles (y) and (z) of this Article following shall be without prejudice to the general powers conferred by this sub-article.

          (w) To comply with the requirements of any local law which, in their        To ensure compliance of
opinion, it shall, in the interest of the Company, be necessary or expedient to       local laws
comply with.

          (x) From time to time and at any time to establish any Local Board for      To establish Local Boards
managing any of the affairs of the Company in any specified locality in India or elsewhere and to appoint any persons to be members of any Local Boards and to fix their remuneration. And from time to time and at any time, but subject to the provisions of Section 292 of the Act and these presents to delegate to any person so appointed any of the powers, authorities and discretions for the time being vested to the Directors and to authorize the members for the time being of any such Local Board or any of them to fill up any vacancies therein and to act notwithstanding vacancies and any such appointment or delegation may be made on such terms and subject to such conditions as the Directors may think fit and the
Directors may at any time remove any person so appointed and may annul or vary any such delegation. Any such delegate may be authorized by the Directors to subdelegate all or any of the powers, authorities and discretions, for the time being, vested in them.

          (y) At any time and from time to time but subject to the provisions of      To appoint attorneys
Section 292 of the Act and these presents by Power of Attorney to appoint any person or persons to be the attorney or attorneys of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under these presents) and for such period and subject to such conditions as the Directors may from time to time think fit and any such appointment (if the Directors think fit) may be made in favour of the members or any of the members of any Local Board established as aforesaid or in favour of any company or the Members, Directors, nominees or managers of any company or firm or otherwise in favour of any fluctuating body or any persons whatsoever whether nominated directly or indirectly by the
Directors and any such Power of Attorney may contain such powers for the protection or convenience of persons dealing with such attorneys as the
Directors may think fit.

          (z) Subject to the provisions of the Act and these presents, to             Delegation of powers
delegate the powers, authorities and discretions vested in the Directors to any person, firm, company or fluctuating body of persons as aforesaid.

                                       37

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Subdelegation of               (aa) Any such delegate or attorney as aforesaid may be authorized by the
powers                 Directors to subdelegate all or any of the powers, authorities and discretions for the time being vested in him.

To enter into                  (ab) Subject to the provisions of the Act, to enter into all such negotiations
contracts              and contracts and rescind and vary all such contracts and execute and do all such acts, deeds and things in the name and on behalf of the Company as they may consider expedient for or in relation to any of the matters aforesaid or otherwise for the purposes of the
                       Company.

                               (ac) Subject to the provisions of the Act, to give in the name and on behalf of the Company such indemnities and guarantees as may be necessary.

                               (ad) From time to time to make, vary and repeal any by-law, regulations and other rules, guidelines or instructions for regulating the business of the Company, its officials, the employees and other persons having dealings with the Company.

Provisions of the         168. The Directors shall comply with the provisions of Sections 159, 295, 297, 299,
Act to be complied     303, 305, 307 and 308 of the Act.
with by Directors
                                               MINUTES

Minutes of                169. The Company shall cause Minutes of all proceedings of every meeting of the Board
proceedings of the     of Directors and all Committees of the Board to be duly entered in a book or books for
Board of Directors     that purpose maintained in such form and manner as may be permitted in law from time to
and the Committees     time, including but not limited to loose leaf volumes. The Minutes shall contain:

                                 (i)   a fair and correct summary of the proceedings at the Meeting;

                                 (ii)  the names of the Directors present at the meeting of the Board of
                                       Directors or of any Committee of the Board;

                                 (iii) all decisions taken by the Board and Committee of the Board and all appointments of officers and Committee of Directors;

                                 (iv)  all resolutions and proceedings of meetings of the Board and the
                                       Committees of the Board; and

                                 (v)   in the case of each resolution passed at a meeting of the Board or
                                       Committee of the Board, the names of the Directors, if any, dissenting from or not concurring in the Resolution.

By whom Minutes to be     170. Any Minutes of any meeting of the Board or of any Committee of the Board, shall signed and the effect  be signed by the Chairman of such meeting or by the Chairman of the next succeeding
thereof                meeting and such Minutes shall for all purposes whatsoever be prima facie evidence of the actual passing of the resolutions recorded and the actual and regular transaction or occurrence of the proceedings so recorded and of the regularity of the meeting at which the same shall appear to have taken place.

                                              THE SEAL

The Seal, its custody     171. (a) The Directors shall provide a Common Seal for the purpose of the Company and
and use                shall have power from time to time to destroy the same and substitute a new Seal in lieu thereof and the Directors shall provide for the safe custody of the Seal.

                               (b) The Seal of the Company shall not be affixed to any instrument except by the authority of a resolution of the Board or of a Committee of the Board authorized by it in that behalf and except in the presence of at least one Director and the Secretary or such other person as the Board may appoint for the purpose and the said Director and the
                       Secretary or such other person as aforesaid shall sign every instrument to which the Seal of the Company is so affixed in their presence.

                                    ESTABLISHMENT OF RESERVE FUND

Reserve Funds             172. The Company shall create a Reserve Fund and shall, out of the balance of profit of each year as disclosed in the Profit and Loss Account and before any dividend is declared, transfer to the Reserve Fund equivalent to not less than 20 per cent of such profit or such other percentage as may be notified by any Regulatory Agency.

                                            DIVIDENDS

Division of profit        173. The profits of the Company, subject to the provisions of the Act, the Memorandum and these presents, shall be divisible among the Members in proportion to the amount of capital paid-up on the shares held by them, respectively.

                                                           38

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     174. Where capital is paid up in advance of calls upon the footing that          Capital paid up in
the same shall carry interest such capital shall not, whilst carrying interest,       advance at interest not
confer a right to dividend or to participate in profits.                              to earn dividend

     175. The Company may pay dividends in proportion to the amount paid up or        Dividends in proportion
credited as paid up on each share where a larger amount is paid up or credited        to amount paid up
as paid up on some shares than on others.

     176. (a) The Company, before declaring any dividend on its shares for each       Declaration of dividend
year, shall transfer to Reserve Fund an amount specified in these presents and        and writing off
required by or under any directions issued under the said Acts and shall also         capitalized expenses
completely write off all its capitalized expenses (including preliminary expenses, share selling commission, brokerage, amount of losses incurred and any other item of expenditure not represented by tangible assets).

          (b) Provided, however, that the Company may pay dividends on its            Power to declare
shares without writing off:                                                           dividend without
                                                                                      writing off
             (i)   the depreciation, if any, in the values of its investments in approved securities in any case where such depreciation has not actually been capitalized or otherwise accounted for as a loss;

             (ii) the depreciation, if any, in the value of its investments in shares, debentures or bonds (other than approved securities) in any case where adequate provision for such depreciation has been made to the satisfaction of the Company; and

             (iii) the bad debts, if any, in any case where adequate provision for such debts has been made to the satisfaction of the Auditors of the Company.

     177. The Company in General Meeting may, subject to the provisions of the        The Company in
said Acts, declare a dividend to be paid to the Members according to their            General Meeting may
respective rights and interests in the profits and may fix the time for payment.      declare a dividend

     178. No larger dividend shall be declared than is recommended by the             No larger dividend than
Directors but the Company in General Meeting may declare a smaller dividend.          recommended by
Subject to the provisions of Section 205 of the Act, no dividend shall be             Directors, etc.
payable except out of the profits of the year or any other undistributed profits. The declaration of the Directors as to the amount of the net profits of the Company shall be conclusive.

     179. Subject to the provisions of the said Acts and these presents, the          Interim dividend
Directors may from time to time pay to the Members such interim dividends as in their judgement the position of the Company justifies. Such interim dividend may be declared at any time and shall be set off against the final dividend for the relevant period.

     180. Subject to the provisions of the said Acts, the Directors may retain        Retention of dividends
the dividends payable in respect of which any person is, under the Transmission
Clause, entitled to become a Member or which any person under that Clause is entitled to transfer until such person shall become a Member in respect of such shares or shall duly transfer the same.

     181. Subject to the provisions of the said Acts, no Member shall be              No Member to receive
entitled to receive payment of any interest or dividend in respect of his share       dividend whilst indebted
or shares whilst any money may be due or owing from him to the Company in             to the Company and
respect of such share or shares or otherwise howsoever either alone or jointly        Company's right of
with any other person or persons and the Directors may deduct from the interest       reimbursement thereof
or dividend payable to any Member all sums of money so due from him to the
Company.

     182. Where any instrument of transfer of shares has been delivered to the        Transfer of shares must
Company for registration and the transfer of such shares has not been registered      be registered
by the Company, it shall, notwithstanding anything contained in any other provision of the Act.

          (a) Transfer the dividend in relation to such shares to the special account referred to in Section 205A of the Act unless the Company is authorized by the registered holder of such shares in writing to pay such dividend to the transferee specified in such instrument of transfer; and

          (b) Keep in abeyance in relation to such shares any offer of rights shares under clause (a) of sub-section (1) of Section 81 and any issue of fully paid-up bonus shares in pursuance of sub-section (3) of Section 205 of the Act.

     183. Unless otherwise directed, any dividend may be paid by cheque or            Dividends how remitted
warrant sent through the post to the registered address of the Member or person entitled thereto or, in case

                                       39



                       of joint-holders, to that one of them first named in the Register in respect of the joint-holding. Every such cheque shall be made payable to the order of the person to whom it is sent. The Company shall not be liable or responsible for any cheque or warrant lost in transmission or for any dividend lost by the Member or person entitled thereto by the forged endorsement of any cheque or warrant or the fraudulent or improper recovery thereof by any other means.

Unclaimed dividends       184. (a) Subject to the provisions of Section 205A of the Act, if the Company has declared a dividend but which has not been paid or claimed within 42 days from the date of declaration to any shareholder entitled to the payment of the dividend, the Company shall, within seven days from the date of expiry of the said period of 42 days, transfer the total amount of dividend which remains unpaid or unclaimed within the said period of
                       42 days to a special account in that behalf in any scheduled bank called the "Unpaid
                       Dividend Account of ICICI Banking Corporation Limited."

                               (b) Any money transferred to the Unpaid Dividend Account of the Company which remains unpaid or unclaimed for a period of three years from the date of such transfer, shall be transferred by the Company to the general revenue account of the Central
                       Government. A claim to any money so transferred to the general revenue account may be preferred to the Central Government by the shareholders to whom the money is due. No unclaimed dividend shall be forfeited till the claim thereto becomes barred by law.

Dividend and call         185. Any General Meeting declaring a dividend may make a call on the Members in
together               respect of moneys unpaid on shares for such amount as the meeting fixes but so that the call on each Member shall not exceed the dividend payable to him and so that the call be made payable at the same time as the dividend and the dividend may, if so arranged between the Company and the Members, be set off against the call.

Special provision in      186. No dividend shall be payable except in cash.
reference to dividend
                               Provided that nothing in this Article shall be deemed to prohibit the capitalization of profits or reserves of the Company for the purpose of issuing fully paid-up bonus shares or paying up any amount for the time being unpaid on any shares held by the Members of the Company.

                                           CAPITALIZATION

Capitalization            187. Any General Meeting may resolve that any moneys, investments or other assets forming part of the undivided profits standing to the credit of the reserve or Reserve
                       Fund or any other fund of the Company or in the hands of the Company and available for dividend or representing premiums received on the issue of shares and standing to the credit of the share premium account be capitalized.

                                 (i)    by the issue and distribution as fully paid-up shares, debentures, debenture stock, bonds or other obligations of the Company; or

                                 (ii)   by crediting shares of the Company which may have been issued to and are not fully paid up, with the whole or any part of the sum remaining unpaid thereon.

                                 Such issue and distribution under (i) above and such payment to the credit of unpaid share capital under (ii) above shall be made to, among and in favour of the
                       Members or any class of them or any of them entitled thereto and in accordance with their respective rights and interest and in proportion to the amount of capital paid up on the shares held by them, respectively, in respect of which such distribution under (i) or payment under (ii) above shall be made on the footing that such Members become entitled thereto as capital. The Directors shall give effect to any such resolution and apply such portion of the profits or reserve or Reserve Fund or any other fund on account as aforesaid as may be required for the purpose of making payment in full for the shares, debentures or debenture stock, bonds or other obligations of the Company so distributed under (i) above or (as the case may be) for the purpose of paying, in whole or in part, the amount remaining unpaid on the shares which may have been issued and are not fully paid up under (ii) above.

                                 Provided that no such distribution or payment shall be made unless recommended by the Directors and, if so recommended, such distribution and payment shall be accepted by such Members as aforesaid in full satisfaction of their interest in the said capitalized sum.

                                 For the purpose of giving effect to any such resolution, the Directors may settle any difficulty which may arise in regard to the distribution or payment as aforesaid as they think expedient and, in particular, they may issue fractional certificates and may fix the value for distribution of any specific assets and may determine that cash payments be made to any Members on the footing of the value so fixed and may vest any such cash, shares, debentures,

                                                           40



debenture stock, bonds or other obligations in trustees upon such trusts for the persons entitled thereto as may seem expedient to the Directors and generally may make such arrangements for the acceptance, allotment and sale of such shares, debentures, debenture stock, bonds or other obligations and fractional certificates or otherwise as they may think fit. Subject to the provisions of the Act and these presents, in cases where some of the shares of the Company are fully paid and others are partly paid, only such capitalization may be effected by the distribution of further shares in respect of the fully paid shares and by crediting the partly paid shares with the whole or part of the unpaid liability thereon but so that as between the holders of the fully paid shares and the partly paid shares the sums so applied in the payment of such further shares and in the extinguishment or diminution of the liability on the partly paid shares shall be so applied pro rata in proportion to the amount then already paid or credited as paid on the existing fully paid and partly paid shares, respectively. When deemed requisite a proper contract shall be filed in accordance with the Act and the Board may appoint any person to sign such contract on behalf of the holders of the shares of the Company which shall have been issued prior to such capitalization and such appointment shall be effective.

                                            ACCOUNTS

     188. (a) The Directors shall cause true accounts to be kept of:                  Accounts

             (i) all sums of money received and expended by the Company and the matters in respect of which such receipt and expenditure take place;

             (ii)  all sales and purchases of goods by the Company; and

             (iii) the assets, credits and liabilities of the Company and generally of all its commercial, financial and other affairs, transactions and engagements and of all other matters, necessary for showing the true financial state and condition of the Company and the accounts shall be kept in English in such manner as the Directors may deem fit; and the books of accounts shall be kept at the Office and/or at such other place or places in India as the Directors think fit and shall be open to inspection by any of the Directors and such other persons authorized under the Act during business hours.

          (b) If the Company shall have a branch office, whether in or outside
India, proper books of account relating to the transactions effected at the office shall be kept at that office and proper summarized returns, made up-to-date at intervals of not more than three months, shall be sent by the branch office to the Company at its Registered Office or other place in India as the Board thinks fit, where the main books of the Company are kept.

     189. Once at least in every calendar year the Directors shall lay before         Furnishing of statement
the Company in Annual General Meeting a Profit and Loss Account for financial         of accounts and reports
year of the Company immediately preceding the financial year in which such meeting is held and a Balance Sheet containing a summary of the assets and liabilities of the Company made up as at the end of the last working day of that financial year or in case where an extension of time has been granted for holding the meeting up to such extended time and every such Balance Sheet, shall as required by Section 217 of the Act, be accompanied by a report (to be attached thereto) of the Directors as to the state and condition of the Company and as to the amount (if any) which they recommend to be paid out of the profits by way of dividend and the amount (if any) set aside by them for the Reserve
Fund, general reserve or Reserve Account shown specifically in the Balance Sheet or to be shown specifically in a subsequent Balance Sheet.

     190. Every Balance Sheet and Profit and Loss Account of the Company shall        Form and contents of
give a true and fair view of the state of affairs of the Company or its branch        Balance Sheet and Profit
office and shall, subject to the provisions of Section 211 of the Act and to the      and Loss Account
extent they are not inconsistent with the Act, be in the forms set out in the
Third Schedule of the Banking Act or as near thereto as circumstances admit.

     191. The Balance Sheet and the Profit and Loss Account shall be signed by        Authentication of
at least three Directors, one of whom shall be a Managing Director or when only       Balance Sheet and other
one Director is for the time being in India, by such Director and by the Manager      documents - copies
or Secretary. The Balance Sheet and the Profit and Loss Account shall be              thereof to be sent to Members
approved by the Board of Directors before they are signed on behalf of the Board in accordance with provisions of this Article and before they are submitted to the Auditors for their Report thereon. The Auditors' Report shall be attached to the Balance Sheet and the Profit and Loss Account or there shall be inserted at the foot of the Balance Sheet and the Profit and Loss Account a reference to the
Report. A copy of such Balance Sheet and the Profit and Loss Account so audited together with a copy of the Auditors' Report and every other document required by law to be annexed or attached to the Balance Sheet shall not less than 21 days before the meeting at which the same are to be laid before

                                       41



                       the Members of the Company, be subject to the provisions of Section 219 of the Act, sent to every trustee for the holders of any debenture and to all persons other than such
                       Members or Trustees, being so entitled.

Copies of Balance         192. After the Balance Sheet and Profit and Loss Account have been laid before the
Sheet, Profit and      Company at a General Meeting, three copies thereof signed by the Managing Director, the
Loss Account and       Manager or Secretary or if there be none of these by a Director of the Company shall be
Auditors' Report       filed with the Registrar together with the requisite returns in accordance with the
shall be filed with    requirements of Sections 159 and 161 of the Act.
the Registrar
                                                AUDIT

Accounts to be            193. At least once in every year, the accounts of the Company shall be balanced and
audited                audited and the correctness of the Profit and Loss Account and Balance Sheet ascertained by one or more Auditor or Auditors to be appointed as required by the said Acts.

Appointment and           194. The Company, at each Annual General Meeting, shall appoint an Auditor or Auditors
qualification of       to hold office from the conclusion of that meeting until the conclusion of the next
Auditors               Annual General Meeting. The appointment and the removal of Auditors and the person who may be appointed as Auditors shall be as provided in Sections 224, 224A, 225 and 226 of the Act and the relevant provisions of the Banking Regulation Act, 1949.

Branch audit              195. The audit of the branch office, if any, of the Company shall be by and in the manner provided by Section 228 of the Act.

Remuneration of           196. The remuneration of the Auditors of the Company shall be fixed by the Company in
Auditors               General Meeting or by the Board of Directors, if so authorized by the Company in General
                       Meeting except that the remuneration of any Auditors appointed to fill any casual vacancy, may be fixed by the Directors and where his appointment has been made by the
                       Central Government, pursuant to Article 194, may be fixed by the Central Government.

Auditors: their           197. Every Auditor of the Company shall have a right of access at all times to the
Report, powers and     books and accounts and vouchers of the Company and shall be entitled to require from the
duties                 Directors and officers of the Company such information and explanations as may be necessary for the performance of the duties of the Auditors and the Auditors shall make a
                       Report to the shareholders on the accounts examined by them and on every Balance Sheet and Profit and Loss Account and every other document declared by the Act to be part of or annexed to the Balance Sheet or Profit and Loss Account which are laid before the Company in General Meeting during their tenure of office and the Report shall state whether in their opinion and to the best of their information and according to the explanations given to them the said accounts give the information required by the said Acts in the manner so required and give a true and fair view:

                                   (a) in the case of the Balance Sheet, of the state of the Company's affairs as at the end of its financial year; and

                                   (b) in the case of the Profit and Loss Account, of the profit or loss for financial year.

                                       The Auditors' Report shall also state:

                                       (i)   Whether they had obtained all the information and explanations which to the best of their knowledge and belief were necessary for the purpose of their audit;

                                       (ii)  Whether, in their opinion, proper books of accounts as required by law have been kept by the Company so far as it appears from the examination of those books and proper returns adequate for the purpose of their audit have been received from the branches not visited by them; and

                                       (iii) Whether the Company's Balance Sheet and Profit and Loss Account
                                             dealt with by the Report are in agreement with the books of accounts and returns.

                                       Where any of the matters referred to in items (i) and (ii) aforesaid are answered in the negative or with a qualification, the Auditors' Report shall state the reason for the same. The Auditors' Report shall be attached to the Balance Sheet and Profit and Loss Account or set out at
                                       the foot thereof and such Report shall be read before the Company in
                                       General Meeting and shall be open to inspection by any Member of the
                                       Company.

Auditors' right to        198. All notices of and other communications relating to any General Meeting of a
attend meetings        Company which any Member of the Company is entitled to have sent to him shall also be forwarded to the Auditors of the Company; and the Auditors shall be entitled to attend any General Meeting and to be heard at any General Meeting which they attend on any part of the business which concerns them as Auditors.

                                                           42



     199. In additions to the matter which under the preceding Article the            Additional information
Auditor is required to state in his Report, he shall also state in his Report:        in Auditors' Report

             (i) whether or not the information and explanations required by him have been found to be satisfactory;

             (ii) whether or not the transactions of the Company which have come to his notice have been within the powers of the Company;

             (iii) whether or not the returns received from branch offices of the Company have been found adequate for the purposes of his audit;

             (iv)  whether the Profit and Loss Account shows a true balance
                   (profit or loss) for the period covered by such accounts;

             (v) any other matter which he considers should be brought to the notice of the shareholders of the Company.

     200. Where any of the matters referred to in the Act hereof is answered in       Reasons for
the negative or with a qualification, the Auditors' Report shall state the            qualifications in the
reason for the answer.                                                                Auditors' Report

     201. The accounts of the Company shall not be deemed as not having been and      No qualifying remark in
the Auditors' Report shall not state that those accounts have not been properly       Auditors' Report for
drawn up on the ground merely that the Company has not disclosed certain matters      non-disclosure of certain
if:                                                                                   information

             (i) those matters are such as the Company is not required to disclose by virtue of any provisions contained in the said
                   Acts; and

             (ii) those provisions are specified in the Balance Sheet and Profit and Loss Account of the Company.

     202. Every account, when audited and approved by a General Meeting, shall        Accounts when audited
be conclusive except as regards any error discovered therein within three months      and approved to be
after the approval thereof. Whenever any such error is discovered within that         conclusive except as to
period, the account shall forthwith be corrected and henceforth shall be              errors discovered within
conclusive.                                                                           three months

                                     NOTICES

     203. (a) A notice (which expression for the purposes of these presents           Notice
shall be deemed to include and shall include any summon, notice, process, order, judgement or any other document in relation to or in the winding up of the
Company) may be given by the Company to any Member either personally or by sending it by post to him to his registered address or if he has no registered address in India to the address, if any, within India supplied by him to the
Company for the giving of notices to him.

          (b) Where a notice is sent by post, the service of such notice shall be deemed to be effected by properly addressing, pre-paying and posting a letter containing the notice.

          Provided that where a Member has intimated to the Company in advance that documents should be sent to him under a certificate of posting or by registered post with or without acknowledgement due and has deposited with the Company a sum sufficient to defray the expenses of doing so, service of the document or notice shall not be deemed to be effected unless it is sent in the manner intimated by the Member.

     204. If a Member has no registered address in India and has not supplied to      Notice on Members
the Company an address within India for the giving of notices to him a notice         having no registered
advertised in a newspaper circulating in the neighbourhood of the Registered          address
Office shall be deemed to be duly given to him on the day on which the advertisement appears.

     205. A notice may be given by the Company to the persons entitled to a           Notice on persons
share in consequence of the death or insolvency of a Member by sending it             acquiring shares on
through the post in a pre-paid letter addressed to them by name or by the title       death or insolvency of
of representatives of the deceased or assignee of the insolvent or by any like        Member
description at the address (if any) in India supplied for the purpose by the persons claiming to be so entitled or (until such an address has been so supplied) by giving the notice in any manner in which the same might have been given if the death or insolvency had not occurred.

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


Persons entitled to       206. Subject to the provisions of the Act and these presents, notice of every General
notice of General      Meeting shall be given in any manner hereinbefore authorized to:
Meetings
                                 (i)   every Member of the Company;

                                 (ii)  every person entitled to a share in consequence of the death or insolvency of a Member who, but for his death or insolvency, would be entitled to receive notice of the Meeting; and

                                 (iii) the Auditor or Auditors of the Company.

Notice by Company and     207. Any notice to be given by the Company shall be signed by the Secretary or by such
signature thereto      Director or officer as the Directors may appoint. Such signature may be written, printed or lithographed.

Transferee, etc.,         208. Every person who, by operation of law, transfer or other means whatsoever, shall
bound by prior         become entitled to any share, shall be bound by every notice in respect of such share,
notices                which previously to his name and address and title to the share being notified to the
                       Company, shall have been duly given to the person from whom he derives his title to such share.

Notice valid though       209. Subject to the provisions of the Act and these presents, any notice given in
Member deceased        pursuance of these presents or document delivered or sent by post to or left at the registered address of any Member or at the address given by him in pursuance of these presents shall notwithstanding such Member be then deceased and whether or not the
                       Company have notice of his decease, be deemed to have been duly served in respect of any registered share, whether held solely or jointly with other persons by such Member until some other person be registered in his stead as the holder or the joint-holder thereof and such service shall, for all purposes of these presents, be deemed sufficient service of such notice or document on his or her heirs, executors or administrators and all persons, if any, jointly interested with him or her in any such share.

                                                    WINDING UP

Winding up                210. For winding up of the Company, the provisions contained in the Banking Act will apply and the provisions of the Act will also apply to the extent to which they are not varied or inconsistent with the Banking Act.

Distribution of assets    211. If the Company shall be wound up and the assets available for distribution among the Members as such shall be insufficient to repay the whole of the paid-up capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Members in proportion to the capital paid up, or which ought to have been paid up, at the commencement of the winding up, on the shares held by them, respectively. And if in a winding up, the assets available for distribution among the Members shall be more than sufficient to repay the whole of the capital paid up at the commencement of the winding up, the excess shall be distributed amongst the Members in proportion to the capital, at the commencement of the winding up, paid up or which ought to have been paid up on the shares held by them, respectively. But this Article is to be without prejudice to the rights of the holders of shares issued upon special terms and conditions.

Distribution in specie    212. (a) If the Company shall be wound up whether voluntarily or otherwise, the
or kind                liquidators may, with the sanction of a Special Resolution and any other sanction required by the Act, divide amongst the contributories in specie or kind, the whole or any part of the assets of the Company and may, with like sanction, vest the whole or any part of the assets of the Company in trustees upon such trusts for the benefit of the contributories or any of them, as the liquidators with the like sanction shall think fit.

                               (b) If thought expedient any such distribution may subject to the provisions of the Act, the Memorandum and these presents, be otherwise than in accordance with the legal rights of the contributories and in particular any class may be given preference or special rights or may be excluded altogether or in part but in case any distribution otherwise than in accordance with the legal rights of the contributories shall be determined on, any contributory who would be prejudiced thereby shall have a right to dissent and ancillary rights as if such determination were a Special, Resolution passed pursuant to Section 494 of the Act.

                               (c) In case any share to be divided as aforesaid involve a liability to calls or otherwise any person entitled under such division to any of the said share may within 10 days after the passing of the Special Resolution by notice in writing direct the liquidators to sell his portion and pay him the net proceeds and the liquidators shall, if practicable, act accordingly.

Right of shareholder      213. A Special Resolution sanctioning a sale to any other company duly passed pursuant
in case of sale        to Section 494 of the Act may, in like manner, as aforesaid determine that any shares or other

                                                           44



consideration receivable by the liquidators be distributed amongst the Members otherwise than in accordance with their existing rights and any such determination shall be binding upon all the Members subject to the rights of dissent and consequential rights conferred by the said Section.

                                         SECRECY CLAUSE

     214. No Member shall be entitled to require discovery of or any                  Secrecy clause
information respecting any detail of the Company's trading or any matter which may be in the nature of a trade secret, mystery of trade or secret process which may relate to the conduct of the business of the Company and which, in the opinion of the Directors, will be inexpedient in the interest of the Company to communicate the same.

                                  INDEMNITY AND RESPONSIBILITY

     215. (a) Subject to the provisions of Section 201 of the Act, every              Directors' and other'
Director of the Company, officer (whether Managing Director, Manager, Secretary       right to indemnity
or other officer) or employee or any person employed by the Company as Auditor shall be indemnified by the Company against and it shall be the duty of the
Directors out of the funds of the Company to pay all costs, losses and expenses
(including travelling expenses) which any such Director, officer, other employee, or Auditor may incur or become liable to by reason of any contract entered into or act or deed done by him as such Director, officer, other employee or Auditor or in any way in the discharge of his duties.

          (b) Subject as aforesaid every Director, officer, other employee or Auditor of the Company shall be indemnified against any liability incurred by him in defending any proceedings whether civil or criminal, in which judgement is given in his favour or in which he is acquitted or discharged in connection with any application under Section 633 of the Act in which relief is granted to him by the court.

We, the several persons whose names and addresses are subscribed are desirous of being formed into a Company in pursuance of this Articles of Association and we respectively agree to take the number of shares in the capital of the Company set opposite our respective names:

---------------------------------------------------------------------------------------------------------------------
Sr   Name of the Subscriber             Address & Occupation            No. of Shares           Witness
No.  and Signature                      of each Subscriber              taken by each
                                                                        Subscriber
---------------------------------------------------------------------------------------------------------------------
1.   Narayanan Vaghul                   1301, Radhika                   100
     S/o. V. Narayanan                  Off Sayani Road                 (One Hundred)
     Sd/-                               Prabhadevi
     Chairman                           Mumbai 400 025
     ICICI                              Banker

2.   Parampally Vasudeva Maiya          Flat No. 172-B                  100
     S/o. P. Ganapayya Maiya            Jolly Maker Apartments I        (One Hundred)
     Sd/-                               Cuffe Parade
     Executive Director                 Mumbai 400 005
     SCICI                              Bank Executive

3.   Lalita Dileep Gupte                153-C, Mhaskar Building         100
     W/o. Dileep Gupte                  Opp. Ruia Building              (One Hundred)
     Sd/-                               Sir Balachander Road
     Chief General Manager              Matunga
     ICICI                              Mumbai 400 019
                                        Company Executive                                   Mohanraj
                                                                                            S/o. Mishrimal Singhi
4.   Girish Sumanlal Mehta              A-6, ICICI Apartments           100                 Singhi & Co. Advocates,
     S/o. Sumanlal Mehta                P. Balu Marg                    (One Hundred)       7, Premchand House Annexe
     Sd/-                               Prabhadevi                                          Ashram Road,
     Company Secretary                  Mumbai 400 025                                      Ahmedabad 380 009
     ICICI                              Company Executive

5.   Shashikant Harilal Bhojani         A-73, Ocean Gold                100
     S/o. Harilal Bhojani               Twin Tower Lane                 (One Hundred)
     Sd/-                               Prabhadevi
     Corporate Legal Advisor            Mumbai 400 025
     ICICI                              Company Executive

6.   Sethumadhava Rao Ragothaman        C-22, ICICI Apartments          100
     S/o. K. Sethumadhava Rao           P. Balu Marg                    (One Hundred)
     Sd/-                               Prabhadevi
     Deputy General Manager             Mumbai 400 025
     ICICI                              Company Executive

7.   Kalpana Morparia                   A-13, Ocean Gold                100
     W/o. Jaisingh Morparia             Twin Tower Lane                 (One Hundred)
     Sd/-                               Prabhadevi
     Assistant General Manager          Mumbai 400 025
     ICICI                              Company Officer

                            Total number of shares taken                700
                                                                        (Seven Hundred
                                                                        Equity Shares)
-------------------------------------------------------------------------------------------------------------------

Dated this 22nd day of December, 1993.

                                       46